UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-22912

Dreyfus BNY Mellon Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/18

FORM N-CSR

Item 1.             Reports to Stockholders.

Dreyfus Alternative Diversifier Strategies Fund

ANNUAL REPORT October 31, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Alternative Diversifier Strategies Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Alternative Diversifier Strategies Fund, covering the 12-month period from November 1, 2017 through October 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Markets began the reporting period on solid footing as major global economies experienced above-trend growth across the board. In the United States, the Federal Reserve continued to move away from its accommodative monetary policy while other major central banks also began to consider monetary tightening. In the equity markets, both U.S. and non-U.S. markets enjoyed an upward trend, though investor concerns about volatility and inflation later began to weigh on returns. Interest rates rose across the curve, putting pressure on bond prices.

Later in the reporting period, global growth trends began to diverge. While a strong economic performance continued to bolster U.S. equity markets, slower growth and political concerns pressured markets in the Eurozone. Emerging markets also came under pressure as weakness in their currencies added to investors’ uneasiness. Fixed income markets continued to struggle as interest rates rose; the yield on the benchmark 10-year Treasury bond surged late in the reporting period, but growing investor concerns about global growth helped keep it from rising further.

Despite continuing doubts regarding trade, U.S. inflationary pressures, and global growth, we are optimistic that the U.S. economy will remain strong in the near term. However, we will stay attentive to signs that signal potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
November 15, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2017 through October 31, 2018, as provided by Jeffrey M. Mortimer, CFA, and Caroline Lee-Tsao, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2018, Dreyfus Alternative Diversifier Strategies Fund’s Class A shares produced a total return of -2.89%, Class C shares returned -3.90%, Class I shares returned -2.60%, and Class Y shares returned -2.43%.1 In comparison, the S&P 500® Index (the “Index”) returned 7.35% for the same period, and the Lipper Alternative Multi-Strategy Funds Index (the “Lipper Index”) produced a total return of -2.29% for the period.2,3

Global financial markets generally posted mixed returns over the reporting period, in an environment of uneven global economic growth and rising interest rates. The fund lagged its benchmarks, mainly due to shortfalls in the ASG Managed Futures Strategy Fund, the BNY Mellon Absolute Insight Multi-Strategy Fund, and the DFA Commodity Strategy Portfolio.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally allocates its assets across non-traditional or “alternative” asset classes and investment strategies. The fund is designed to complement and diversify traditional stock and bond portfolios. The fund normally allocates its assets among other investment companies (the underlying funds) that employ alternative investment strategies. The fund seeks to achieve its investment objective by allocating its assets among asset classes and investment strategies that typically have had a low correlation to each other and to traditional equity and fixed-income asset classes. The fund currently intends to allocate its assets among underlying funds that employ the following alternative investment strategies: long/short strategies, absolute return hedge strategies, real estate-related strategies, commodities strategies, global macro strategies, and managed futures strategies.

As of October 31, 2018, the fund held positions in 10 underlying funds: AQR Managed Futures Strategy Fund, ASG Global Alternatives Fund, ASG Managed Futures Strategy Fund, DFA Commodity Strategy Portfolio, Dynamic Total Return Fund, Dreyfus Select Managers Long/Short Fund, Dreyfus Global Real Estate Securities Fund, Dreyfus Global Real Return Fund, BNY Mellon Absolute Insight Multi-Strategy Fund, and Neuberger Berman Long/Short Fund.

Economic Growth Amid Rising Volatility

Global equity markets gained ground early in the reporting period, supported by improving economic conditions and rising corporate earnings. Asian equity markets led the advance, as Japanese equities responded positively to upward revisions of domestic growth forecasts. U.S. stocks posted gains when tax reform legislation reduced

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

corporate tax rates. Global growth trends enabled U.K. equities to climb, despite concerns regarding the country’s exit from the European Union, but Eurozone markets lagged global market averages, despite improving regional economic fundamentals.

Markets saw heightened volatility and declining stock prices early in the reporting period, sparked by perceived U.S. inflationary pressures and uncertainties surrounding the possibility of more protectionist U.S. trade policies. U.S. equities were also helped by the relative outperformance of the U.S. economy and stronger-than-expected U.S. earnings.

The economic backdrop for investors was challenging in the second half of the reporting period. While the trade dispute between the U.S. and a number of its important trading partners intensified, the combination of strong U.S. growth, higher U.S. rates, and an associated strong dollar made the quarter difficult for emerging-market currencies. The fundamentals for most of the emerging-market countries were little changed, but problems in countries such as Turkey led to confidence-related contagion effects across the investment space. As we approached the end of the period, political issues weighed on some markets, especially in Europe, related to Italy’s fiscal stand-off with the European Union and the U.K.’s Brexit negotiations.

Underlying Strategies Produced Mixed Results

The fund’s performance compared to the Index and the Lipper Index was constrained over the reporting period by relatively weak results from some of its underlying funds. ASG Managed Futures Strategy Fund hindered performance, as a result of its equity and fixed-income allocations. BNY Mellon Absolute Insight Multi-Strategy Fund underperformed and hindered overall returns due to its exposure to emerging-market debt, and the DFA Commodity Strategy Portfolio hurt performance, as a result of weakness in commodities markets.

The fund achieved better relative results from two underlying funds. ASG Global Alternatives Fund performed well on long positions in U.S. and Japanese equities, as well as short positions in fixed income. Dreyfus Global Real Estate Securities Fund contributed positively to performance via successful stock selections in the U.S., Europe, and Hong Kong.

In January 2018, to achieve greater diversification in the long/short category, we reduced the fund’s allocation to Dreyfus Select Managers Long/Short Fund and redeployed those assets to a new investment in Neuberger Berman Long/Short Fund.

Maintaining a Focus on Diversification

We expect financial markets to remain volatile over the remainder of 2018 and into 2019 in response to changing monetary policies, geopolitical tensions, and economic developments. In our judgment, the fund’s various diversification strategies can help reduce the impact of heightened market volatility on investors’ overall investment

4

portfolios, and we intend to continue to mitigate the risks of investing in stocks and bonds by diversifying across several alternative asset classes.

November 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation in effect until March 1, 2019, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

² Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

3 Source: Factset. Lipper Alternative Multi-Strategy Funds Index consists of funds that, by prospectus language, seek total returns through the management of several different hedge-like strategies. These funds are typically quantitatively driven to measure the existing relationship between instruments and in some cases to identify positions in which the risk-adjusted spread between these instruments represents an opportunity for the investment manager. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Bonds are subject generally to interest-rate, credit, liquidity, call, sector, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

Short sales involve selling a security the fund does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and leverage and expose the fund to the risk that it will be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. It is possible that the market value of securities the fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund’s potential volatility. Leveraging occurs when the fund increases its assets available for investment using borrowing or similar transactions. Short sales effectively leverage the fund’s assets. The use of leverage may magnify the fund’s gains or losses.

Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are considered speculative. Prices of commodities and related contracts may fluctuate significantly over short periods due to a variety of factors.

The underlying funds’ underlying strategies may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The ability of the fund to achieve its investment goal depends, in part, on the ability of Dreyfus to allocate effectively the fund’s assets among the investment strategies and the underlying funds.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus Alternative Diversifier Strategies Fund Class A shares, Class C shares, Class I shares and Class Y shares and S&P 500® Index and Lipper Alternative Multi-Strategy Funds Index

†  Source: Lipper Inc.

††  Source: FactSet.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Alternative Diversifier Strategies Fund on 3/31/14 (inception date) to a $10,000 investment made in the S&P 500® Index and Lipper Alternative Multi-Strategy Funds Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. The Lipper Alternative Multi-Strategy Funds Index consists of funds that, by prospectus language, seek total returns through the management of several different hedge-like strategies. These funds are typically quantitatively driven to measure the existing relationship between instruments and in some cases to identify positions in which the risk-adjusted spread between these instruments represents an opportunity for the investment manager. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/18
	Inception		From
	Date	1 Year	Inception
Class A shares
with maximum sales charge (5.75%)	3/31/14	-8.46%	-1.22%
without sales charge	3/31/14	-2.89%	0.06%
Class C shares
with applicable redemption charge†	3/31/14	-4.86%	-0.65%
without redemption	3/31/14	-3.90%	-0.65%
Class I shares	3/31/14	-2.60%	0.41%
Class Y shares	3/31/14	-2.43%	0.56%
S&P 500® Index	3/31/14	7.35%	10.65%††
Lipper Alternative Multi-Strategy Funds Index	3/31/14	-2.29%	0.75%††

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† Index date is based on the inception date of the fund.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Alternative Diversifier Strategies Fund from May 1, 2018 to October 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2018
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.99	$7.72	$1.90	$1.50
Ending value (after expenses)	$979.20	$975.00	$981.60	$982.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2018
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.08	$7.88	$1.94	$1.53
Ending value (after expenses)	$1,021.17	$1,017.39	$1,023.29	$1,023.69

† Expenses are equal to the fund’s annualized expense ratio of .80% for Class A, 1.55% for Class C, .38% for Class I and .30% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
October 31, 2018

Description	Shares		Value ($)
Investment Companies - 99.2%
Alternative Investments - 20.3%
AQR Managed Futures Strategy Fund, Cl. I	3,119,826	[a]	27,204,882
ASG Global Alternatives Fund, Cl. Y	2,708,529		29,739,648
ASG Managed Futures Strategy Fund, Cl. Y	2,897,179		26,132,554
DFA Commodity Strategy Portfolio	1,407,318		8,035,784
			91,112,868
Domestic Equity - 34.6%
Dreyfus Select Managers Long/Short Fund, Cl. Y	7,296,451	[b]	90,621,925
Neuberger Berman Long Short Fund, Institutional Class	4,425,936	[a]	64,353,111
			154,975,036
Domestic Fixed Income - 10.0%
BNY Mellon Absolute Insight Multi-Strategy Fund, Cl. Y	3,617,502	[b]	44,748,500
Foreign Equity - 21.9%
Dreyfus Global Real Estate Securities Fund, Cl. Y	6,233,888	[b]	54,421,843
Dreyfus Global Real Return Fund, Cl. Y	3,034,527	[b]	43,666,842
			98,088,685
Foreign Fixed Income - 12.4%
Dreyfus Dynamic Total Return Fund, CI. Y	3,575,568	[b]	55,528,574
Total Investments (cost $449,518,212)	99.2%		444,453,663
Cash and Receivables (Net)	.8%		3,599,948
Net Assets	100.0%		448,053,611

a Non-income producing security.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	99.2
99.2

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 10/31/17 ($)	Purchases ($)†	Sales ($)	Net Realized Gains (Loss) ($)
BNY Mellon Absolute Insight Multi-Strategy Fund, Cl.Y	47,189,731	2,356,465	3,852,198	14,782
Dreyfus Global Real Estate Securities Fund, Cl.Y	55,560,046	4,565,946	3,852,198	(84,370)
Dreyfus Global Real Return Fund, Cl.Y	45,387,852	2,448,079	3,852,198	(127,014)
Dreyfus Select Managers Long/Short Fund, Cl.Y	164,809,381	2,973,171	74,445,744	1,584,286
Dynamic Total Return Fund, Cl.Y	60,317,694	5,413,405	4,815,248	(160,602)
Total	373,264,704	17,757,066	90,817,586	1,227,082

Registered Investment Companies	Change in Net Unrealized Appreciation (Depreciation) ($)	Value 10/31/18 ($)	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Absolute Insight Multi-Strategy Fund, Cl.Y	(960,280)	44,748,500	10.0	326,351
Dreyfus Global Real Estate Securities Fund, Cl.Y	(1,767,581)	54,421,843	12.2	2,535,830
Dreyfus Global Real Return Fund, Cl.Y	(189,877)	43,666,842	9.7	417,963
Dreyfus Select Managers Long/Short Fund, Cl.Y	(4,299,169)	90,621,925	20.2	1,523,778
Dynamic Total Return Fund, Cl.Y	(5,226,675)	55,528,574	12.4	2,875,759
Total	(12,443,582)	288,987,684	64.5	7,679,681

† Includes reinvested dividend/distributions.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	165,308,692	155,465,979
Affiliated issuers	284,209,520	288,987,684
Cash		4,887,529
Receivable for shares of Common Stock subscribed		324,858
Receivable for investment securities sold		112,471
Interest receivable		25,903
Prepaid expenses		16,633
		449,821,057
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		102,817
Payable for shares of Common Stock redeemed		1,599,482
Directors fees and expenses payable		3,539
Accrued expenses		61,608
		1,767,446
Net Assets ($)		448,053,611
Composition of Net Assets ($):
Paid-in capital		458,187,259
Total distributable earnings (loss)		(10,133,648)
Net Assets ($)		448,053,611

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	59,304	26,415	1,446,087	446,521,805
Shares Outstanding	4,846	2,187	117,833	36,222,282
Net Asset Value Per Share ($)	12.24	12.08	12.27	12.33

See notes to financial statements.

11

STATEMENT OF OPERATIONS

Year Ended October 31, 2018

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	493,116
Affiliated issuers	2,135,020
Interest	15,595
Total Income	2,643,731
Expenses:
Management fee—Note 3(a)	1,169,914
Professional fees	93,502
Registration fees	59,504
Directors’ fees and expenses—Note 3(d)	33,690
Loan commitment fees—Note 2	7,889
Prospectus and shareholders’ reports	6,375
Custodian fees—Note 3(c)	2,210
Shareholder servicing costs—Note 3(c)	1,743
Distribution fees—Note 3(b)	204
Miscellaneous	35,229
Total Expenses	1,410,260
Less—reduction in expenses due to undertaking—Note 3(a)	(42)
Less—reduction in fees due to earnings credits—Note 3(c)	(2,210)
Net Expenses	1,408,008
Investment Income—Net	1,235,723
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Unaffiliated issuers	(1,307,067)
Affiliated issuers	1,227,082
Capital gain distributions on unaffiliated issuers	343,082
Capital gain distributions from affiliated issuers	5,544,661
Net Realized Gain (Loss)	5,807,758
Net unrealized appreciation (depreciation) on investments:
Unaffiliated issuers	(5,967,990)
Affiliated issuers	(12,443,582)
Net Unrealized Appreciation (Depreciation)	(18,411,572)
Net Realized and Unrealized Gain (Loss) on Investments	(12,603,814)
Net (Decrease) in Net Assets Resulting from Operations	(11,368,091)

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2018	2017[a]
Operations ($):
Investment income—net	1,235,723	2,512,616
Net realized gain (loss) on investments	5,807,758	(2,898,637)
Net unrealized appreciation (depreciation) on investments	(18,411,572)	19,178,999
Net Increase (Decrease) in Net Assets Resulting from Operations	(11,368,091)	18,792,978
Distributions ($):
Distributions to shareholders:
Class A	(221)	(50)
Class I	(7,692)	(6,000)
Class Y	(3,843,329)	(2,797,963)
Total Distributions	(3,851,242)	(2,804,013)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	-	9,425
Class I	2,431,791	2,219,653
Class Y	45,731,957	60,400,248
Distributions reinvested:
Class A	130	30
Class I	7,505	5,167
Class Y	212,919	183,395
Cost of shares redeemed:
Class A	(80)	(11,685)
Class C	-	(6,065)
Class I	(2,714,391)	(1,821,945)
Class Y	(59,924,530)	(110,203,081)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(14,254,699)	(49,224,858)
Total Increase (Decrease) in Net Assets	(29,474,032)	(33,235,893)
Net Assets ($):
Beginning of Period	477,527,643	510,763,536
End of Period	448,053,611	477,527,643

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2018	2017[a]
Capital Share Transactions (Shares):
Class A
Shares sold	-	766
Shares issued for distributions reinvested	11	3
Shares redeemed	-	(950)
Net Increase (Decrease) in Shares Outstanding	11	(181)
Class C
Shares redeemed	-	(497)
Net Increase (Decrease) in Shares Outstanding	-	(497)
Class Ib
Shares sold	192,627	178,678
Shares issued for distributions reinvested	591	425
Shares redeemed	(215,707)	(147,707)
Net Increase (Decrease) in Shares Outstanding	(22,489)	31,396
Class Yb
Shares sold	3,608,788	4,875,013
Shares issued for distributions reinvested	16,726	15,044
Shares redeemed	(4,740,435)	(8,909,527)
Net Increase (Decrease) in Shares Outstanding	(1,114,921)	(4,019,470)

[a] Distributions to shareholders include only distributions from net investment income. Accumulated distribution in excess of investment income—net was $1,034,040 in 2017 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[b] During the period ended October 31, 2018, 185,563 Class Y shares representing $2,352,291 were exchanged for 186,333 Class I shares and during the period ended October 31, 2017, 166,551 Class Y shares representing $2,077,653 were exchanged for 167,210 Class I shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.65	12.23	12.54	12.67	12.50
Investment Operations:
Investment income (loss)—net[b]	(.03)	.01	.06	.07	(.04)
Net realized and unrealized gain (loss) on investments	(.33)	.42	(.30)	(.04)	.21
Total from Investment Operations	(.36)	.43	(.24)	.03	.17
Distributions:
Dividends from investment income—net	(.05)	(.01)	(.07)	(.16)	–
Dividends from net realized gain on investments	–	–	–	(.00)[c]	–
Total Distributions	(.05)	(.01)	(.07)	(.16)	–
Net asset value, end of period	12.24	12.65	12.23	12.54	12.67
Total Return (%)[d]	(2.89)	3.52	(1.88)	.29	1.36[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[f]	.86	.82	.85	.86	1.02[g]
Ratio of net expenses to average net assets[f]	.80	.75	.79	.80	.54 [g]
Ratio of net investment income (loss) to average net assets[f]	(.24)	.07	.48	.58	(.53)[g]
Portfolio Turnover Rate	19.18	16.45	20.39	16.73	.09[e]
Net Assets, end of period ($ x 1,000)	59	61	61	62	57

a From March 31, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Exclusive of sales charge.

e Not annualized.

f Amounts do not include the expenses of the underlying funds.

g Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.57	12.22	12.54	12.64	12.50
Investment Operations:
Investment (loss)—net[b]	(.12)	(.08)	(.02)	(.05)	(.10)
Net realized and unrealized gain (loss) on investments	(.37)	.43	(.30)	.00[c]	.24
Total from Investment Operations	(.49)	.35	(.32)	(.05)	.14
Distributions:
Dividends from investment income—net	–	–	–	(.05)	–
Dividends from net realized gain on investments	–	–	–	(.00)[c]	–
Total Distributions	–	–	–	(.05)	–
Net asset value, end of period	12.08	12.57	12.22	12.54	12.64
Total Return (%)[d]	(3.90)	2.86	(2.55)	(.37)	1.12[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[f]	1.59	1.41	1.44	1.59	2.16[g]
Ratio of net expenses to average net assets[f]	1.55	1.41	1.44	1.50	1.34[g]
Ratio of net investment (loss) to average net assets[f]	(.99)	(.63)	(.16)	(.36)	(1.34)[g]
Portfolio Turnover Rate	19.18	16.45	20.39	16.73	.09[e]
Net Assets, end of period ($ x 1,000)	26	27	33	34	39

a From March 31, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Exclusive of sales charge.

e Not annualized.

f Amounts do not include the expenses of the underlying funds.

g Annualized.

See notes to financial statements.

16

	Year Ended October 31,
Class I Shares	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.69	12.27	12.58	12.70	12.50
Investment Operations:
Investment income (loss)—net[b]	.01	.05	.10	.03	(.05)
Net realized and unrealized gain (loss) on investments	(.34)	.43	(.28)	.02	.25
Total from Investment Operations	(.33)	.48	(.18)	.05	.20
Distributions:
Dividends from investment income—net	(.09)	(.06)	(.13)	(.17)	–
Dividends from net realized gain on investments	–	–	–	(.00)[c]	–
Total Distributions	(.09)	(.06)	(.13)	(.17)	–
Net asset value, end of period	12.27	12.69	12.27	12.58	12.70
Total Return (%)	(2.60)	3.97	(1.44)	.45	1.60[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.38	.35	.37	.43	1.06[f]
Ratio of net expenses to average net assets[e]	.38	.35	.37	.41	.52 [f]
Ratio of net investment income (loss) to average net assets[e]	.08	.43	.79	.23	(.51) [f]
Portfolio Turnover Rate	19.18	16.45	20.39	16.73	.09[d]
Net Assets, end of period ($ x 1,000)	1,446	1,780	1,336	633	119

a From March 31, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Not annualized.

e Amounts do not include the expenses of the underlying funds.

f Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.74	12.32	12.63	12.71	12.50
Investment Operations:
Investment income (loss)—net[b]	.03	.06	.11	.13	(.03)
Net realized and unrealized gain (loss) on investments	(.34)	.43	(.28)	(.03)	.24
Total from Investment Operations	(.31)	.49	(.17)	.10	.21
Distributions:
Dividends from investment income—net	(.10)	(.07)	(.14)	(.18)	–
Dividends from net realized gain on investments	–	–	–	(.00)[c]	–
Total Distributions	(.10)	(.07)	(.14)	(.18)	–
Net asset value, end of period	12.33	12.74	12.32	12.63	12.71
Total Return (%)	(2.43)	4.01	(1.39)	.82	1.68[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.30	.29	.30	.31	.36[f]
Ratio of net expenses to average net assets[e]	.30	.29	.30	.31	.36[f]
Ratio of net investment income (loss) to average net assets[e]	.27	.52	.92	.99	(.36)[f]
Portfolio Turnover Rate	19.18	16.45	20.39	16.73	.09[d]
Net Assets, end of period ($ x 1,000)	446,522	475,659	509,333	477,866	373,341

a From March 31, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Not annualized.

e Amounts do not include the expenses of the underlying funds.

f Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Alternative Diversifier Strategies Fund (the “fund”) is a separate diversified series of Dreyfus BNY Mellon Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2018, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 2,000 Class A and 2,000 Class C shares of the fund.

19

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

Investments are valued at the net asset value of each underlying fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2018 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Investment Companies	444,453,663	-	-	444,453,663

At October 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and

21

NOTES TO FINANCIAL STATEMENTS (continued)

net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $2,015,105 and unrealized depreciation $11,029,286. In addition, the fund deferred for tax purposes late year ordinary losses of $1,119,467 to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2018 and October 31, 2017 were as follows: ordinary income $3,851,242 and $2,804,013, respectively.

(f) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2018, the fund did not borrow under the Facilities.

22

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the fund has agreed to pay a management fee at the annual rate of 1.35% applied to the portion of the fund’s average daily net assets allocated to direct investments in securities and .25% applied to that portion of the fund’s average daily net assets allocated to investments in other investment companies (underlying funds) and money market instruments (including cash and equivalents). Dreyfus has contractually agreed, from November 1, 2017 through March 1, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, acquired fund fees and expenses incurred by underlying funds, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .55% of the value of the fund’s average daily net assets. On or after March 1, 2019, Dreyfus may terminate this expense limitation at any time. Because “acquired fund fees and expenses” are incurred indirectly by the fund, such fees and expenses are not included in the expense limitations. The reduction in expenses, pursuant to the undertaking, amounted to $42 during the period ended October 31, 2018.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2018, Class C shares were charged $204 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2018, Class A and Class C shares were charged $153 and $68, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested

23

NOTES TO FINANCIAL STATEMENTS (continued)

persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2018, the fund was charged $1,113 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2018, the fund was charged $2,210 pursuant to the custody agreement. These fees were offset by earnings credits of $2,210.

During the period ended October 31, 2018, the fund was charged $12,797 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $96,633, Distribution Plan fees $17, Shareholder Services Plan fees $18, Custodian fees $1,800, Chief Compliance Officer fees $4,193 and transfer agency fees $161, which are offset against an expense reimbursement currently in effect in the amount of $5.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2018, amounted to $88,800,046 and $98,521,713, respectively.

24

At October 31, 2018, the cost of investments for federal income tax purposes was $455,482,949; accordingly, accumulated net unrealized depreciation on investments was $11,029,286, consisting of $6,432,193 gross unrealized appreciation and $17,461,479 gross unrealized depreciation.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Dreyfus BNY Mellon Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Alternative Diversifier Strategies Fund (the “Fund”), a series of Dreyfus BNY Mellon Funds, Inc., including the statements of investments and investments in affiliated issuers, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or period in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received, and confirmation of fund of funds investments with transfer agents. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus Corporation investment companies since 1994.

New York, New York
December 28, 2018

26

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $2,639,416 as ordinary income dividends paid during the year ended October 31, 2018 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 68.53% of ordinary income dividends paid during the year ended October 31, 2018 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2019 of the percentage applicable to the preparation of their 2018 income tax returns.

27

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)
Chairman of the Board (1999)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 124

———————

Francine J. Bovich (67)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate trust, Director (2014-present)

No. of Portfolios for which Board Member Serves: 72

———————

Kenneth A. Himmel (72)
Board Member (1994)
Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 25

———————

28

Stephen J. Lockwood (71)
Board Member (1994)
Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 25

———————

Roslyn M. Watson (69)
Board Member (1994)
Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 58

———————

Benaree Pratt Wiley (72)
Board Member (1998)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 79

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

29

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 124 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 31 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, from March 2013 to December 2017, Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

30

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 149 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 143 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

31

NOTES

32

NOTES

33

For More Information

Dreyfus Alternative Diversifier Strategies Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DRNAX Class C: DRNCX Class I: DRNIX Class Y: DRYNX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6253AR1018

Dreyfus Global Emerging Markets Fund

ANNUAL REPORT October 31, 2018

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Global Emerging Markets Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Global Emerging Markets Fund, covering the 12-month period from November 1, 2017 through October 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Markets began the reporting period on solid footing as major global economies experienced above-trend growth across the board. In the United States, the Federal Reserve continued to move away from its accommodative monetary policy while other major central banks also began to consider monetary tightening. In the equity markets, both U.S. and non-U.S. markets enjoyed an upward trend, though investor concerns about volatility and inflation later began to weigh on returns. Interest rates rose across the curve, putting pressure on bond prices.

Later in the reporting period, global growth trends began to diverge. While a strong economic performance continued to bolster U.S. equity markets, slower growth and political concerns pressured markets in the Eurozone. Emerging markets also came under pressure as weakness in their currencies added to investors’ uneasiness. Fixed income markets continued to struggle as interest rates rose; the yield on the benchmark 10-year Treasury bond surged late in the reporting period, but growing investor concerns about global growth helped keep it from rising further.

Despite continuing doubts regarding trade, U.S. inflationary pressures, and global growth, we are optimistic that the U.S. economy will remain strong in the near term. However, we will stay attentive to signs that signal potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris

President

The Dreyfus Corporation

November 15, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2017 through October 31, 2018, as provided by portfolio managers Robert Marshall-Lee, Sophia Whitbread, CFA and Naomi Waistell, CFA, of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended October 31, 2018, Dreyfus Global Emerging Markets Fund’s Class A shares produced a total return of -21.19%, Class C shares returned -21.80%, Class I shares returned -21.01%, and Class Y shares returned -20.98%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), produced a total return of -12.52% for the same period.2

Emerging-market equities posted losses over the reporting period due to geopolitical issues, a strengthening dollar, and trade tensions. The fund underperformed the Index, mainly due to positioning in India and within the financials and materials sectors.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities (or derivative or other strategic instruments with similar economic characteristics) of companies organized or with their principal place of business, or majority of assets or business, in emerging-market countries. The portfolio managers employ a fundamental, bottom-up investment process that emphasizes quality, return on capital employed, and governance. The process of identifying investment ideas begins by identifying a core list of investment themes. These themes are based primarily on observable global economic, industrial, or social trends that the portfolio managers believe will positively affect certain sectors or industries and cause stocks within these sectors or industries to outperform others. The portfolio managers then identify specific companies, using investment themes to help focus on areas where thematic and strategic research indicates positive returns are likely to be achieved.

Emerging Market Rebound, Then Reverse Course

Emerging-market equities benefited broadly from positive global economic trends during the first four months of the reporting period. Corporate earnings growth gained momentum across most industry groups and geographic regions. Strengthening global demand for commodities bolstered markets that export raw materials and energy, such as Russia and Brazil. Strong information technology and financials sector performance drove gains in China. South Korea benefited from easing regional political tensions.

Global equity markets, including most emerging markets, dipped sharply in February 2018, in response to concerns about renewed inflationary pressures in the United States. In March, the prospect of potential U.S. trade restrictions sparked additional market declines. Markets steadied after the initial sell-off, but as U.S. rates and yields resumed their upward trend in April, alongside a rising oil price, the heightened inflation expectations resulted in the U.S. dollar strengthening. This was a headwind for all emerging-market currencies to varying degrees, particularly Argentina and Turkey, whose currencies depreciated significantly.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Further weighing on sentiment has been the rising U.S.-China trade tensions, and political and economic difficulties in parts of South America.

Equity Returns Challenged by India Exposure

At a country level, India was by far the biggest detractor because of the increasing oil price, its predictable effect on the country’s current account balance, and a liquidity squeeze. A position in Indian software and retail service company Vakrangee detracted significantly. The stock has fallen sharply since January on the back of accusations of share-price manipulation. This pressure continued in April as the promised share buyback was delayed and the auditor resigned. While the year-to-date contribution has been substantially negative, it is also important to note that the stock was an extremely strong contributor in 2017 and that we had realized substantial profits, though in hindsight it would have been better to sell the position in full. More recent news on regulatory investigations have been encouraging, but the remaining holding is small.

At a sector level, positioning within financials and materials, and the void in energy stocks were the biggest detractors. The financials sector was an area of weakness, owing to the underweight to banks, as well as individual stock disappointments. Indian finance stocks underperformed on fears of the loss of liquidity in wholesale financing. Edelweiss Financial Services was hardest hit due to its reliance on wholesale financing, which may limit near-term growth. However, we believe this remains a robust business with great long-term growth potential. In the materials sector, weak sentiment towards the lithium price meant miners Orocobre and SQM performed poorly. The market is worried about oversupply of lithium, but we believe the difficulties of conversion into lithium hydroxide, which is needed for use in electric vehicle (EV) batteries, is broadly underestimated.

At the sector level, the fund benefited most from stock selection within the industrials and consumer staples sectors, and void positioning in real estate. At a country level, stock selection in South Korea was particularly strong, owing largely to the holdings in Samsung SDI and Samsung Electronics. Holding no Turkish stocks was also a positive. The top contributor to performance over the period was South Korean Samsung SDI, which reported a series of healthy results, driven by a strong performance from the battery division. The increasingly bright outlook for EV sales over the next three years should continue to drive demand for the company’s batteries. Hong Kong life insurer AIA Group was a top contributor to returns, as the company continues to execute extremely well on converting the huge demand for savings and protection products in the region into sales at attractive margins. It received a boost during the review period, as China announced that the country is to open up its financial sector to foreign companies. Chinese education company TAL Education was also a top performer, as it continued to show strong profit growth in a buoyant Chinese economy. The stock was sold from the portfolio in June.

Positive Trends Remain Intact Despite Volatility

We think there has been a decoupling of market sentiment and growth rates, though higher financing costs and energy prices are likely to present some headwind to profit growth. We think this has affected valuations, offering attractive buying opportunities to contrarian investors. U.S.-dollar strength has also seen a rotation into exporters with more dollar revenues, which may be a little surprising, given the anti-trade Trump rhetoric. The strategy, however, tends to be more domestically focused, since we find superior sustained growth

4

opportunities in these stocks, and in companies with a high return on invested capital (ROIC), capable of compounding their cash flows.

We continue to emphasize the importance of a highly active approach with regard to positioning, given increasingly varied conditions across emerging markets. We believe in diversification in terms of exposures and resilience towards headline risks, as well as dramatically different growth profiles. We are limiting our exposure to Turkey and Argentina, although we will be aware of opportunities presented, in light of recent pullbacks. While the high oil price and rising rates do make for a more challenging environment in the near term, which has been reflected in recent currency and share-price moves, we do not expect broad contagion, as most emerging markets are in far stronger current-account and fiscal health than during the 2013 “taper tantrum.” In our view the best multi-year growth opportunities tend to remain in Indian and Chinese domestically oriented companies.

November 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect an undertaking for the absorption of certain fund expenses by The Dreyfus Corporation through March 1, 2019, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. —it reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI Emerging Markets Index is a free, float-adjusted, market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-market countries.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging-market countries than with more economically and politically established foreign countries.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus Global Emerging Markets Fund Class A shares, Class C shares, Class I shares and Class Y shares, and the MSCI Emerging Markets Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Global Emerging Markets Fund on 2/3/14 (inception date) to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/18
	Inception Date	1 Year	From Inception
Class A shares
with maximum sales charge (5.75%)	2/3/14	-25.74%	1.43%
without sales charge	2/3/14	-21.19%	2.70%
Class C shares
with applicable redemption charge †	2/3/14	-22.57%	1.93%
without redemption	2/3/14	-21.80%	1.93%
Class I shares	2/3/14	-21.01%	2.89%
Class Y shares	2/3/14	-20.98%	2.99%
MSCI Emerging Markets Index	1/31/14	-12.52%	2.89%	††

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† For comparative purposes, the value of the Index as of 1/31/14 is used as the beginning value on 2/3/14.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Emerging Markets Fund from May 1, 2018 to October 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2018

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.66	$9.04	$4.53	$4.35
Ending value (after expenses)	$796.50	$793.10	$797.30	$797.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2018

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.36	$10.16	$5.09	$4.89
Ending value (after expenses)	$1,018.90	$1,015.12	$1,020.16	$1,020.37

† Expenses are equal to the fund’s annualized expense ratio of 1.25% for Class A, 2.00% for Class C, 1.00% for Class I and .96% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
October 31, 2018

Description	Shares		Value ($)
Common Stocks - 100.1%
Argentina - .3%
Grupo Financiero Galicia, ADR	41,395		954,569
Australia - 1.8%
Orocobre	2,171,482	[a]	5,133,398
Brazil - 1.8%
CVC Brasil Operadora e Agencia de Viagens	337,900		5,131,831
Chile - 3.7%
Sociedad Quimica y Minera Chile, ADR	241,955		10,600,049
China - 25.6%
3SBio	5,834,500	[b]	8,519,302
51job, ADR	64,765	[a]	3,977,219
Alibaba Group Holding, ADR	95,354	[a]	13,566,967
Baidu, ADR	36,201	[a]	6,880,362
China Biologic Products Holdings	44,430	[a]	2,951,929
China Harmony New Energy Auto Holding	11,446,000		4,534,119
China Yongda Automobiles Services Holdings	6,342,500		3,385,229
Ctrip.com International, ADR	83,225	[a]	2,769,728
Hollysys Automation Technologies	313,552		6,026,469
JD.com, ADR	133,714	[a]	3,144,953
New Oriental Education & Technology Group, ADR	82,302	[a]	4,815,490
Tencent Holdings	401,225		13,599,542
			74,171,309
Hong Kong - 5.7%
AIA Group	2,185,800		16,625,241
India - 25.7%
Amara Raja Batteries	164,448		1,659,839
Apollo Hospitals Enterprise	274,114		4,237,988
Edelweiss Financial Services	2,789,487		6,136,369
Godrej Consumer Products	633,579		6,211,552
Hindustan Unilever	303,117		6,648,307
Housing Development Finance	380,359		9,119,169
Indiabulls Housing Finance	183,959		2,076,853
ITC	2,769,766		10,511,765
Jubilant Foodworks	287,163		4,220,642
Maruti Suzuki India	119,225		10,669,448
PVR	270,954		5,004,605
Reliance Nippon Life Asset Management	763,289	[b]	1,731,964
Titan	456,083		5,241,976

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 100.1% (continued)
India - 25.7% (continued)
Vakrangee	2,230,177		782,469
			74,252,946
Indonesia - .6%
Surya Citra Media	16,603,400		1,717,646
Mexico - 3.0%
Fomento Economico Mexicano	492,329		4,193,701
Grupo Aeroportuario del Centro Norte	853,172		4,468,461
			8,662,162
Philippines - 1.2%
GT Capital Holdings	135,289		1,923,337
Security Bank	613,704		1,657,424
			3,580,761
South Africa - 6.4%
Clicks Group	266,932		3,401,798
Discovery	518,445		5,539,217
Naspers, Cl. N	54,567		9,557,701
			18,498,716
South Korea - 11.6%
LG Household & Health Care	4,157		3,826,804
Samsung Biologics	4,500	[a,b]	1,539,744
Samsung Electronics	308,398		11,533,969
Samsung SDI	80,241		16,510,596
			33,411,113
Taiwan - 5.5%
Taiwan Semiconductor Manufacturing	2,132,000		15,839,980
United Kingdom - 4.8%
British American Tobacco	275,928		12,065,421
Unilever	34,179		1,809,899
			13,875,320
United States - 2.4%
Applied Materials	212,496		6,986,869
Total Common Stocks (cost $314,531,560)			289,441,910

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Description	7-Day Yield (%)	Shares		Value ($)
Investment Companies - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $566,825)	2.21	566,825	[c]	566,825
Total Investments (cost $315,098,385)		100.3%		290,008,735
Liabilities, Less Cash and Receivables		(.3%)		(796,641)
Net Assets		100.0%		289,212,094

ADR—American Depository Receipt

a Non-income producing security.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, these securities were valued at $11,791,010 or 4.08% of net assets.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Media & Entertainment	12.7
Technology Hardware & Equipment	11.8
Retailing	9.5
Food, Beverage & Tobacco	9.2
Semiconductors & Semiconductor Equipment	7.9
Insurance	7.6
Household & Personal Products	6.4
Materials	5.4
Consumer Services	4.9
Banks	4.8
Pharmaceuticals Biotechnology & Life Sciences	4.5
Automobiles & Components	3.7
Diversified Financials	3.4
Consumer Durables & Apparel	1.8
Transportation	1.5
Health Care Equipment & Services	1.5
Commercial & Professional Services	1.4
Food & Staples Retailing	1.2
Capital Goods	.6
Software & Services	.3
Registered Investment Companies	.2
100.3

† Based on net assets.

See notes to financial statements.

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STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 10/31/17 ($)	Purchases ($)	Sales ($)	Value 10/31/18 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	12,288,407	179,744,758	191,466,340	566,825.2		174,405

See notes to financial statements.

12

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2018

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation ($)
Citigroup
United States Dollar	24,231	British Pound	18,933	11/2/18	29
Gross Unrealized Appreciation					29

See notes to financial statements.

13

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	314,531,560	289,441,910
Affiliated issuers	566,825	566,825
Cash		230,533
Cash denominated in foreign currency	25,987	25,988
Receivable for investment securities sold		1,968,085
Dividends receivable		394,322
Receivable for shares of Common Stock subscribed		384,792
Tax reclaim receivable		3,541
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		29
Prepaid expenses		11,424
		293,027,449
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		315,272
Payable for shares of Common Stock redeemed		2,453,499
Payable for investment securities purchased		893,656
Unrealized depreciation on foreign currency transactions		13,297
Directors fees and expenses payable		4,863
Interest payable—Note 2		522
Accrued expenses		134,246
		3,815,355
Net Assets ($)		289,212,094
Composition of Net Assets ($):
Paid-in capital		342,268,566
Total distributable earnings (loss)		(53,056,472)
Net Assets ($)		289,212,094

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	5,109,450	4,792,659	78,037,008	201,272,977
Shares Outstanding	368,721	357,197	5,589,465	14,347,080
Net Asset Value Per Share ($)	13.86	13.42	13.96	14.03

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended October 31, 2018

Investment Income ($):
Income:
Cash dividends (net of $617,280 foreign taxes withheld at source):
Unaffiliated issuers	4,789,046
Affiliated issuers	174,405
Total Income	4,963,451
Expenses:
Management fee—Note 3(a)	2,690,130
Custodian fees—Note 3(c)	341,437
Shareholder servicing costs—Note 3(c)	233,771
Professional fees	134,928
Registration fees	93,215
Distribution fees—Note 3(b)	44,762
Directors’ fees and expenses—Note 3(d)	28,624
Prospectus and shareholders’ reports	19,083
Loan commitment fees—Note 2	6,213
Interest expense—Note 2	522
Miscellaneous	43,463
Total Expenses	3,636,148
Less—reduction in expenses due to undertaking—Note 3(a)	(95,352)
Less—reduction in fees due to earnings credits—Note 3(c)	(697)
Net Expenses	3,540,099
Investment Income—Net	1,423,352
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(13,312,369)
Net realized gain (loss) on forward foreign currency exchange contracts	(140,546)
Net Realized Gain (Loss)	(13,452,915)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(76,629,926)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(1,351)
Net Unrealized Appreciation (Depreciation)	(76,631,277)
Net Realized and Unrealized Gain (Loss) on Investments	(90,084,192)
Net (Decrease) in Net Assets Resulting from Operations	(88,660,840)

See notes to financial statements.

15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2018	2017[a]
Operations ($):
Investment income—net	1,423,352	212,660
Net realized gain (loss) on investments	(13,452,915)	742,734
Net unrealized appreciation (depreciation) on investments	(76,631,277)	32,846,225
Net Increase (Decrease) in Net Assets Resulting from Operations	(88,660,840)	33,801,619
Distributions ($):
Distributions to shareholders:
Class A	(64,752)	-
Class C	(39,963)	-
Class I	(1,578,968)	(764)
Class Y	(2,055,834)	(34,547)
Total Distributions	(3,739,517)	(35,311)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	8,786,724	4,034,763
Class C	5,037,505	3,159,256
Class I	125,517,169	115,583,257
Class Y	123,713,498	42,614,392
Distributions reinvested:
Class A	63,574	-
Class C	39,628	-
Class I	1,533,173	685
Class Y	1,533,173	28,006
Cost of shares redeemed:
Class A	(5,782,678)	(472,077)
Class C	(1,888,477)	(33,069)
Class I	(125,928,486)	(15,617,090)
Class Y	(23,279,177)	(16,905,187)
Increase (Decrease) in Net Assets from Capital Stock Transactions	109,345,626	132,392,936
Total Increase (Decrease) in Net Assets	16,945,269	166,159,244
Net Assets ($):
Beginning of Period	272,266,825	106,107,581
End of Period	289,212,094	272,266,825

16

	Year Ended October 31,
	2018	2017[a]
Capital Share Transactions (Shares):
Class A
Shares sold	474,831	240,788
Shares issued for distributions reinvested	3,429	-
Shares redeemed	(341,007)	(30,189)
Net Increase (Decrease) in Shares Outstanding	137,253	210,599
Class C
Shares sold	280,331	190,777
Shares issued for distributions reinvested	2,193	-
Shares redeemed	(117,933)	(2,016)
Net Increase (Decrease) in Shares Outstanding	164,591	188,761
Class Ib
Shares sold	6,891,404	6,853,168
Shares issued for distributions reinvested	82,252	53
Shares redeemed	(7,464,373)	(956,273)
Net Increase (Decrease) in Shares Outstanding	(490,717)	5,896,948
Class Yb
Shares sold	7,005,617	2,640,673
Shares issued for distributions reinvested	77,954	2,173
Shares redeemed	(1,421,158)	(1,145,170)
Net Increase (Decrease) in Shares Outstanding	5,662,413	1,497,676

[a] Distributions to shareholders include only distributions from net investment income. Undistributed investment income—net was $66,902 in 2017 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[b] During the period ended October 31, 2018, 5,878 Class Y shares representing $106,075 were exchanged for 5,905 Class I shares and during the period ended October 31, 2017, 7,251 Class Y shares representing $121,212 were exchanged for 7,281 Class I shares.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	17.79	14.24	13.15	15.09	12.50
Investment Operations:
Investment income (loss)—net[b]	.03	(.03)	(.02)	(.01)	.02
Net realized and unrealized gain (loss) on investments	(3.75)	3.58	1.11	(1.77)	2.57
Total from Investment Operations	(3.72)	3.55	1.09	(1.78)	2.59
Distributions:
Dividends from investment income—net	(.21)	—	—	(.04)	–
Dividends from net realized gain on investments	—	—	—	(.12)	—
Total Distributions	(.21)	—	—	(.16)	–
Net asset value, end of period	13.86	17.79	14.24	13.15	15.09
Total Return (%)[c]	(21.19)	25.02	8.13	(11.80)	20.72[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.34	1.55	1.82	1.82	2.35[e]
Ratio of net expenses to average net assets	1.25	1.28	1.53	1.60	1.60[e]
Ratio of net investment income (loss) to average net assets	.16	(.17)	(.18)	(.05)	.20[e]
Portfolio Turnover Rate	41.94	36.79	51.42	32.72	30.66[d]
Net Assets, end of period ($ x 1,000)	5,109	4,117	297	174	120

a From February 3, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

18

	Year Ended October 31,
Class C Shares	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	17.32	13.96	12.99	15.01	12.50
Investment Operations:
Investment (loss)—net[b]	(.10)	(.15)	(.13)	(.13)	(.05)
Net realized and unrealized gain (loss) on investments	(3.63)	3.51	1.10	(1.75)	2.56
Total from Investment Operations	(3.73)	3.36	.97	(1.88)	2.51
Distributions:
Dividends from investment income—net	(.17)	—	—	(.02)	—
Dividends from net realized gain on investments	—	—	—	(.12)	—
Total Distributions	(.17)	—	—	(.14)	—
Net asset value, end of period	13.42	17.32	13.96	12.99	15.01
Total Return (%)[c]	(21.80)	24.07	7.39	(12.51)	20.08[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.11	2.30	2.80	2.67	2.95[e]
Ratio of net expenses to average net assets	2.00	2.01	2.28	2.35	2.35[e]
Ratio of net investment (loss) to average net assets	(.60)	(.94)	(.97)	(.96)	(.45)[e]
Portfolio Turnover Rate	41.94	36.79	51.42	32.72	30.66[d]
Net Assets, end of period ($ x 1,000)	4,793	3,335	54	35	46

a From February 3, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	17.89	14.29	13.16	15.09	12.50
Investment Operations:
Investment income (loss)—net[b]	.07	.01	(.03)	(.00)[c]	.66
Net realized and unrealized gain (loss) on investments	(3.77)	3.59	1.16	(1.76)	1.93
Total from Investment Operations	(3.70)	3.60	1.13	(1.76)	2.59
Distributions:
Dividends from investment income—net	(.23)	(.00)[c]	—	(.05)	—
Dividends from net realized gain on investments	—	—	—	(.12)	—
Total Distributions	(.23)	(.00)[c]	—	(.17)	—
Net asset value, end of period	13.96	17.89	14.29	13.16	15.09
Total Return (%)	(21.01)	25.24	8.50	(11.68)	20.72[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06	1.29	1.54	1.35	1.41[e]
Ratio of net expenses to average net assets	1.00	1.02	1.27	1.35	1.35[e]
Ratio of net investment income (loss) to average net assets	.38	.07	(.24)	(.03)	2.86[e]
Portfolio Turnover Rate	41.94	36.79	51.42	32.72	30.66[d]
Net Assets, end of period ($ x 1,000)	78,037	108,787	2,618	347	784

a From February 3, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Not annualized.

e Annualized.

See notes to financial statements.

20

	Year Ended October 31,
Class Y Shares	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	17.97	14.35	13.22	15.13	12.50
Investment Operations:
Investment income—net[b]	.08	.03	.01	.02	.05
Net realized and unrealized gain (loss) on investments	(3.79)	3.59	1.12	(1.76)	2.58
Total from Investment Operations	(3.71)	3.62	1.13	(1.74)	2.63
Distributions:
Dividends from investment income—net	(.23)	(.00)[c]	—	(.05)	—
Dividends from net realized gain on investments	—	—	—	(.12)	—
Total Distributions	(.23)	(.00)[c]	—	(.17)	—
Net asset value, end of period	14.03	17.97	14.35	13.22	15.13
Total Return (%)	(20.98)	25.27	8.47	(11.51)	21.04[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94	1.18	1.42	1.28	1.70[e]
Ratio of net expenses to average net assets	.94	1.11	1.26	1.28	1.35[e]
Ratio of net investment income to average net assets	.44	.17	.07	.13	.52[e]
Portfolio Turnover Rate	41.94	36.79	51.42	32.72	30.66[d]
Net Assets, end of period ($ x 1,000)	201,273	156,027	103,139	97,314	96,129

a From February 3, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Not annualized.

e Annualized.

See notes to financial statements.

21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Global Emerging Markets Fund (the “fund”) is a separate non-diversified series of Dreyfus BNY Mellon Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management (North America) Limited (“Newton”), a wholly-owned subsidiary of BNY Mellon and affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

22

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

23

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

24

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2018 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities – Common Stocks	76,468,596	212,973,314	†	—	289,441,910
Investment Company	566,825	—		—	566,825
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	—	29		—	29

† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

†† Amount shown represents unrealized appreciation at period end, but only variation margin on exchanged traded and centrally cleared derivatives are reported in the Statement of Assets and Liabilities.

At October 31, 2018, the amount of securities transferred between levels equals fair value of exchange traded equity securities reported as Level 2 in the table above. At October 31, 2017, there were no transfer between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses

25

NOTES TO FINANCIAL STATEMENTS (continued)

on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are considered “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At October 31, 2018, Dreyfus Diversified Emerging Markets Fund, an affiliate of the fund, held 4,797,354 Class Y shares.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

26

As of and during the period ended October 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,589,777, accumulated capital losses $20,213,755 and unrealized depreciation $36,432,494.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2018. The fund has $13,739,537 of short-term capital losses and $6,474,218 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2018 and October 31, 2017 were as follows: undistributed ordinary income $3,739,517 and $35,311, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2018 was approximately $16,400 with a related weighted average annualized interest rate of 3.18%.

27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets. Dreyfus has contractually agreed, from November 1, 2018 through March 1, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the value of the fund’s average daily net assets. On or after March 1, 2019, Dreyfus may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking amounted to $95,352 during the period ended October 31, 2018.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, Newton serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays Newton a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended October 31, 2018, the Distributor retained $14,935 commissions earned on sales of the fund’s Class A shares and $383 from CDSC fees on redemptions of the fund’s Class C shares.

28

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2018, Class C shares were charged $44,762 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2018, Class A and Class C shares were charged $19,143 and $14,921, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan and Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2018, the fund was charged $4,988 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2018, the fund was charged $341,437

29

NOTES TO FINANCIAL STATEMENTS (continued)

pursuant to the custody agreement. These fees were partially offset by earnings credits of $697.

During the period ended October 31, 2018, the fund was charged $12,797 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $196,797, Distribution Plan fees $3,261, Shareholder Services Plan fees $2,243, custodian fees $136,562, Chief Compliance Officer fees $4,193 and transfer agency fees $521, which are offset against an expense reimbursement currently in effect in the amount of $28,305.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended October 31, 2018, redemption fees charged and retained by the fund amounted to $54,014.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended October 31, 2018, amounted to $263,059,429 and $143,190,307, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2018 is discussed below.

30

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2018 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

31

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	29	-
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	29	-
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	29	-

The following table presents derivative assets net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2018:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Citigroup	29		-	-	29

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2018:

Average Market Value ($)
Forward contracts	905,735

At October 31, 2018, the cost of investments for federal income tax purposes was $326,427,962; accordingly, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $36,419,198, consisting of $20,312,015 gross unrealized appreciation and $56,731,213 gross unrealized depreciation.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Dreyfus BNY Mellon Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Global Emerging Markets Fund (the “Fund”), a series of Dreyfus BNY Mellon Funds, Inc., including the statements of investments, investments in affiliated issuers and forward foreign currency exchange contracts, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the financial statements) and the financial highlights for each of the years or period in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus Corporation investment companies since 1994.

New York, New York
December 28, 2018

33

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $5,284,311 as income sourced from foreign countries for the fiscal year ended October 31, 2018 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $884,199 as taxes paid from foreign countries for the fiscal year ended October 31, 2018 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2018 calendar year with Form 1099-DIV which will be mailed in early 2019. Also the fund designates the maximum amount allowable, but not less than $1,393,807 as ordinary income dividends paid during the fiscal year ended October 31, 2018 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

34

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)
Chairman of the Board (1999)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 124

———————

Francine J. Bovich (67)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate trust, Director (2014-present)

No. of Portfolios for which Board Member Serves: 72

———————

Kenneth A. Himmel (72)
Board Member (1994)
Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 25

———————

35

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (71)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 25

———————

Roslyn M. Watson (69)
Board Member (1994)
Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 58

———————

Benaree Pratt Wiley (72)
Board Member (1998)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 79

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

36

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 124 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 31 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, from March 2013 to December 2017, Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

37

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 149 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 143 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

38

NOTES

39

NOTES

40

NOTES

41

For More Information

Dreyfus Global Emerging Markets Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Newton Investment Management
(North America) Limited
160 Queen Victoria Street,
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DGEAX Class C: DGECX Class I: DGIEX Class Y: DGEYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6243AR1018

Dreyfus Select Managers Long/Short Fund

ANNUAL REPORT October 31, 2018

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Select Managers Long/Short Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Select Managers Long/Short Fund, covering the 12-month period from November 1, 2017 through October 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Markets began the reporting period on solid footing as major global economies experienced above-trend growth across the board. In the United States, the Federal Reserve continued to move away from its accommodative monetary policy while other major central banks also began to consider monetary tightening. In the equity markets, both U.S. and non-U.S. markets enjoyed an upward trend, though investor concerns about volatility and inflation later began to weigh on returns. Interest rates rose across the curve, putting pressure on bond prices.

Later in the reporting period, global growth trends began to diverge. While a strong economic performance continued to bolster U.S. equity markets, slower growth and political concerns pressured markets in the Eurozone. Emerging markets also came under pressure as weakness in their currencies added to investors’ uneasiness. Fixed income markets continued to struggle as interest rates rose; the yield on the benchmark 10-year Treasury bond surged late in the reporting period, but growing investor concerns about global growth helped keep it from rising further.

Despite continuing doubts regarding trade, U.S. inflationary pressures, and global growth, we are optimistic that the U.S. economy will remain strong in the near term. However, we will stay attentive to signs that signal potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
November 15, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2017 through October 31, 2018, as provided by the fund’s portfolio allocation manager Jeffrey A. Brozek of EACM Advisors, LLC.

Market and Fund Performance Overview

For the 12-month period ended October 31, 2018, Dreyfus Select Managers Long/Short Fund’s Class A shares produced a total return of -2.47%, Class C shares returned -3.19%, Class I shares returned -2.29%, and Class Y shares returned -2.28%.1 In comparison, the fund’s benchmark, the HFRX Equity Hedge Index, produced a total return of -2.99%, and the MSCI ACWI Index — a broad-based index — produced a total return of -0.52% for the same period.2,3 Due to several factors, including the MSCI ACWI Index’s exclusion of short positions, we believe the HFRX Equity Hedge Index may be a more meaningful performance benchmark.

Equities generally advanced during the reporting period amid improving global economic prospects, better-than-expected corporate earnings, and lower U.S. tax rates. The fund’s A, I, and Y shares outperformed the HFRX Equity Hedge Index (its benchmark), mainly due to gains from long positions in North America.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. The fund seeks to achieve this investment objective with lower volatility than — and moderate correlation to — major equity-market indices. The fund uses a “manager-of-managers” approach by selecting one or more experienced equity managers to serve as sub-adviser to manage its assets. The fund allocates its assets among sub-advisers that use long/short equity investment strategies that are not expected to have returns that are highly correlated to each other or major equity-market indices. Each of the fund’s sub-advisers acts independently of any other sub-adviser and uses its own methodology to select portfolio investments.

The fund normally invests in equity securities (typically common stocks), including securities issued by other investment companies, such as exchange-traded funds (ETFs). The fund expects to maintain significant short positions in equity securities and equity-related instruments, including through derivative instruments and by selling short shares of ETFs. Although the fund intends to maintain an overall long position in its portfolio investments, in certain circumstances, the fund’s short positions may approach or reach the size of the fund’s overall long position.

Global Growth Trends Diverge

Global equity markets gained ground at the start of the reporting period, supported by improving economic conditions worldwide. Asian equity markets led the advance, as Japanese equities responded positively to better-than-expected corporate earnings and upward revisions of domestic growth forecasts from the Bank of Japan. U.S. stocks posted gains when tax-reform legislation reduced corporate tax rates and domestic labor markets continued to strengthen. Positive global growth trends enabled U.K. equities to climb despite concerns regarding the country’s exit from the European Union (EU). Eurozone markets proved more sluggish despite improving regional economic fundamentals. Volatility returned to markets early in 2018, and stock prices declined on perceived U.S. inflationary pressures and uncertainties surrounding the possibility of more protectionist trade policies.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Later in the period, global economic performance began to diverge. While the U.S. economy remained robust, European and emerging-market countries began to weaken as trade tensions heated up. Tightening monetary policy among developed markets and a strengthening U.S. dollar led to weakness in emerging-market currencies, which added to investors’ concerns. In addition, geopolitical events in Europe — including concerns about Brexit negotiations and Italy’s budget stand-off with the EU — heightened market uncertainty. Global equity markets sold off late in the period on concerns about higher interest rates, tariffs, and slower economic growth.

Positions in Health Care and Industrials Sectors Proved Productive

The two biggest positive contributors to the fund’s performance were positions in the health care and industrials sectors. Long positions faring best in the health care sector included Becton Dickinson, Boston Scientific, and Universal Health Services. In the industrials sector, both long and short positions were positive contributors. On the long side, positions in railroad operator CSX, European aerospace company Airbus Group, waste-management company Clean Harbors, and overnight shipper FedEx were profitable. Short positions in General Electric, cabinet manufacturer American Woodmark, machine-tools company Kennametal, and European lighting company Signify also added to the fund’s performance. The third-largest positive contributors to the fund’s returns were short positions in equity indices and currency-hedging positions.

The sectors detracting most from the fund’s performance were consumer staples, financials, and materials. In consumer staples, long positions in Indian beverage company United Spirits, household-products seller Edgewell Personal Care, and Philip Morris International hindered the fund’s performance most. Short positions in Japanese convenience-store company FamilyMart UNY Holdings, Hormel Foods, and Costco Wholesale also detracted from returns. In the financials sector, long positions in Affiliated Managers Group, AIG, Korean insurer Meritz Financial, AXA, and UBS Group proved unsuccessful. In the materials sector, the long positions that detracted from performance included DowDuPont, mining company Turquoise Hill Resources, and Indian cement companies Dalmia Bharat and Grasim Industries. Also hindering performance was a long position in Linde, a European chemical company.

Fund Liquidation

The Board of Directors of Dreyfus BNY Mellon Funds, Inc. (the “Company”) has approved the liquidation of the fund, a series of the Company, effective on or about November 30, 2018 (the “Liquidation Date”).  Before the Liquidation Date, and at the discretion of fund management, the fund’s portfolio securities will be sold and the fund will cease to pursue its investment objective and policies.  The liquidation of the fund may result in one or more taxable events for shareholders subject to federal income tax.

November 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation in effect until March 1, 2019, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

4

2 Source: Lipper, Inc. — The HFRX Equity Hedge Index maintains positions, both long and short, in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Investors cannot invest directly in any index.

3 Source: Lipper, Inc. — The MSCI ACWI Index captures large- and mid-cap representation across Developed Market (DM) countries and Emerging Market (EM) countries. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold, or with respect to short positions in securities, closed, during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small and midsized companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger, more established companies.

The ability of the fund to achieve its investment goal depends on the ability to allocate effectively the fund’s assets among the sub-advisers. There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal.

Manager-of-managers funds carry risks because each sub-adviser makes investment decisions independently, and it is possible that the investment styles of the sub-advisers may not complement one another. As a result, the fund’s different exposures to a given stock, industry, sector, market capitalization, geographic area, or investment style could unintentionally be more or less than it would have been if the fund had a single adviser or investment strategy.

Short sales involve selling a security the fund does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and leverage, and expose the fund to the risk that it will be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. It is possible that the market value of securities the fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund’s potential volatility. Leveraging occurs when the fund increases its assets available for investment using borrowing or similar transactions. Short sales effectively leverage the fund’s assets. The use of leverage may magnify the fund’s gains or losses.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus Select Managers Long/Short Fund Class A shares, Class C shares, Class I shares and Class Y shares, with the HFRX Equity Hedge Index and the MSCI ACWI Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Select Managers Long/Short Fund on 3/31/14 (inception date) to a $10,000 investment made in the HFRX Equity Hedge Index and the MSCI ACWI Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The HFRX Equity Hedge Index maintains positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. The MSCI ACWI Index captures large- and mid-cap representation across Developed Market (DM) countries and Emerging Market (EM) countries. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/18
	Inception Date	1 Year	From Inception
Class A shares
with maximum sales charge (5.75%)	3/31/14	-8.06%	-1.53%
without sales charge	3/31/14	-2.47%	-0.25%
Class C shares
with applicable redemption charge†	3/31/14	-4.15%	-0.98%
without redemption	3/31/14	-3.19%	-0.98%
Class I shares	3/31/14	-2.29%	0.05%
Class Y shares	3/31/14	-2.28%	0.06%
HFRX Equity Hedge Index	3/31/14	-2.99%	0.54%††
MSCI ACWI Index	3/31/14	-0.52%	5.75%††

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† Index date is based on the inception date of the fund.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Select Managers Long/Short Fund from May 1, 2018 to October 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2018

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$12.78	$17.03	$11.73	$11.73
Ending value (after expenses)	$980.00	$976.10	$981.00	$981.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2018

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$12.98	$17.31	$11.93	$11.93
Ending value (after expenses)	$1,012.30	$1,007.96	$1,013.36	$1,013.36

† Expenses are equal to the fund’s annualized expense ratio of 2.56% for Class A, 3.42 for Class C, 2.35% for Class I and 2.35% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
October 31, 2018

Description	Shares		Value ($)
Common Stocks - 59.9%
Automobiles & Components - .1%
Aston Martin Lagonda Global Holdings	6,265	[a,b]	122,137
BorgWarner	1,063		41,893
Ford Motor	12,361		118,048
Garrett Motion	1		11
Goodyear Tire & Rubber	957		20,154
Harley-Davidson	879		33,595
			335,838
Banks - 3.8%
Associated Banc-Corp	53,933		1,250,167
Bank of America	57,341		1,576,877
Boston Private Financial Holdings	71,680		967,680
FCB Financial Holdings, Cl. A	1,724	[b]	67,460
JPMorgan Chase & Co.	20,529	[c]	2,238,072
Regions Financial	26,139		443,579
Synovus Financial	3,603		135,329
Wells Fargo & Co.	41,622		2,215,539
Western Alliance Bancorp	1,642	[b]	79,210
			8,973,913
Capital Goods - 7.2%
3M	958		182,269
A.O. Smith	884		40,249
Airbus Group	24,590		2,710,229
Alfa Laval	16,097		410,881
Arconic	6,198		126,006
Boeing	546		193,754
Caterpillar	2,768		335,814
Cummins	535		73,129
Dover	18,812		1,558,386
Eaton	484		34,688
Emerson Electric	3,940		267,447
Engility Holdings	1,487	[b]	46,142
Fortune Brands Home & Security	783		35,102
General Dynamics	10,920		1,884,574
Harris	195		28,998
Honeywell International	9,793		1,418,222
Illinois Tool Works	1,780		227,075
Ingersoll-Rand	1,315		126,161
Jacobs Engineering Group	788		59,171
Lockheed Martin	385		113,132
Masco	1,104		33,120
MTU Aero Engines Holding	1,948		414,148

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 59.9% (continued)
Capital Goods - 7.2% (continued)
Parker-Hannifin	911		138,135
Pentair	916		36,777
Raytheon	1,324		231,753
Resideo Technologies	2	[b]	15
Rockwell Automation	3,783		623,174
Rockwell Collins	20,232		2,590,101
Safran	3,505		451,485
Sandvik	40,139		634,796
Snap-on	385		59,267
United Technologies	13,801		1,714,222
Univar	269	[b]	6,623
USG	1,342		56,659
W.W. Grainger	306		86,895
			16,948,599
Commercial & Professional Services - 2.3%
Clean Harbors	26,000	[b]	1,769,040
Copart	1,361	[b]	66,567
Dun & Bradstreet	5,779		822,236
IHS Markit	11,162		586,340
Nielsen Holdings	422		10,964
Republic Services	850		61,778
Robert Half International	890		53,872
TriNet Group	39,115	[b]	1,838,014
Waste Management	2,076		185,740
			5,394,551
Consumer Durables & Apparel - 1.3%
D.R. Horton	12,725		457,591
Garmin	1,299		85,942
G-III Apparel Group	25,935	[b]	1,033,769
Leggett & Platt	132		4,793
Michael Kors Holdings	485	[b]	26,874
Mohawk Industries	398	[b]	49,643
NIKE, Cl. B	930		69,787
PVH	11,150	[c]	1,346,808
Whirlpool	381		41,819
			3,117,026
Consumer Services - 1.0%
Darden Restaurants	240		25,572
McDonald's	9,232		1,633,141
Papa John's International	1,692		92,282
Vail Resorts	2,260		567,983
			2,318,978

10

Description	Shares		Value ($)
Common Stocks - 59.9% (continued)
Diversified Financials - 3.1%
Affiliated Managers Group	12,416		1,411,203
Berkshire Hathaway	11,920	[b]	2,446,938
BlackRock	950		390,849
Franklin Resources	3,641		111,050
Invesco	2,813		61,070
Investor, Cl. B	28,610		1,239,150
Moody's	1,228		178,649
MSCI	462		69,476
Nasdaq	1,170		101,451
S&P Global	1,254		228,629
T. Rowe Price Group	1,673		162,264
UBS Group	59,109	[b]	824,775
			7,225,504
Energy - 2.5%
Chevron	3,279		366,100
ConocoPhillips	7,026		491,117
Devon Energy	2,602		84,305
Eni	68,537		1,218,983
EQT	22,490		763,985
Exxon Mobil	7,207		574,254
HollyFrontier	1,231		83,019
Kinder Morgan	12,441		211,746
Marathon Oil	4,539		86,196
Marathon Petroleum	935		65,871
Occidental Petroleum	1,578		105,836
PBF Energy, Cl. A	9,353		391,423
Phillips 66	3,193		328,304
Pioneer Natural Resources	3,509		516,770
Royal Dutch Shell, Cl. A, ADR	1,860		117,533
Schlumberger	3,900		200,109
Valero Energy	2,148		195,661
			5,801,212
Food & Staples Retailing - 1.0%
BJ's Wholesale Club Holdings	59,001	[b]	1,306,872
Sysco	3,388		241,666
Walgreens Boots Alliance	2,207		176,052
Wal-Mart Stores	5,407		542,214
			2,266,804
Food, Beverage & Tobacco - 2.9%
Altria Group	5,729		372,614
Archer-Daniels-Midland	3,852		182,007
Coca-Cola	23,021		1,102,245
Constellation Brands, Cl. A	2,018		402,046

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 59.9% (continued)
Food, Beverage & Tobacco - 2.9% (continued)
Cott	73,580		1,106,643
Kellogg	1,811		118,584
Kraft Heinz	1,640		90,151
Molson Coors Brewing, Cl. B	1,105		70,720
Nestle	14,455		1,219,114
PepsiCo	2,887		324,441
Philip Morris International	21,752	[c]	1,915,699
			6,904,264
Health Care Equipment & Services - 7.8%
Abbott Laboratories	31,970		2,204,012
Aetna	18,540		3,678,336
AmerisourceBergen	45		3,960
Anthem	1,287		354,659
athenahealth	2,145	[b]	273,573
Becton Dickinson and Co.	9,090	[c]	2,095,245
Boston Scientific	47,720		1,724,601
Cardinal Health	1,811		91,637
Centene	604	[b]	78,713
Cigna	1,564		334,399
CVS Health	1,251		90,560
Danaher	17,985	[c]	1,787,709
Express Scripts Holding	14,055	[b]	1,362,913
HCA Healthcare	1,979		264,256
Humana	2,597		832,105
Laboratory Corporation of America Holdings	675	[b]	108,371
McKesson	579		72,236
Medtronic	3,095		277,993
NxStage Medical	550	[b]	15,609
Quest Diagnostics	259		24,374
ResMed	437		46,287
UnitedHealth Group	1,668		435,932
Universal Health Services, Cl. B	7,774	[c]	945,007
WellCare Health Plans	289	[b]	79,761
Zimmer Biomet Holdings	9,997		1,135,559
			18,317,807
Household & Personal Products - 1.3%
Beiersdorf	1,674		173,275
Church & Dwight	1,350		80,149
Clorox	616		91,445
Colgate-Palmolive	5,254		312,876
Edgewell Personal Care	29,825	[b]	1,431,003
Procter & Gamble	2,688		238,372

12

Description	Shares		Value ($)
Common Stocks - 59.9% (continued)
Household & Personal Products - 1.3% (continued)
Unilever	15,318		824,687
			3,151,807
Insurance - 1.0%
Allianz	2,971		620,393
American International Group	20,475		845,413
Arthur J. Gallagher & Co.	360		26,644
Aspen Insurance Holdings	3,780		158,307
Genworth Financial, Cl. A	3,069	[b]	13,135
Hartford Financial Services	843		38,289
Loews	1,434		66,767
Marsh & McLennan Cos.	1,284		108,819
MetLife	197		8,114
Progressive	3,327		231,892
Stewart Information Services	7,617		314,430
Torchmark	309		26,160
			2,458,363
Materials - 4.1%
Air Products & Chemicals	11,352	[c]	1,752,181
Akzo Nobel	9,631		810,011
Avery Dennison	498		45,179
Bemis Co.	12,873		589,197
CF Industries Holdings	1,108		53,217
DowDuPont	39,826		2,147,418
FMC	941		73,473
Freeport-McMoRan	9,300		108,345
International Paper	2,697		122,336
LyondellBasell Industries, Cl. A	2,381		212,552
Nucor	1,720		101,686
Packaging Corporation of America	480		44,069
PPG Industries	131		13,767
Sealed Air	891		28,833
Sherwin-Williams	5,326	[c]	2,095,621
W.R. Grace & Co.	19,535		1,265,673
WestRock	1,780		76,487
			9,540,045
Media & Entertainment - .9%
CBS, Cl. B	942		54,024
DISH Network, Cl. A	1	[b]	31
Interpublic Group of Companies	2,083		48,242
News Corp., Cl. A	3,879		51,164
Omnicom Group	106		7,878
Tribune Media Co	3,653		138,851
Twenty-First Century Fox, Cl. A	17,508		796,965

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 59.9% (continued)
Media & Entertainment - .9% (continued)
Twenty-First Century Fox, Cl. B	4,571		206,518
Walt Disney	1,271		145,949
World Wrestling Entertainment, Cl. A	9,862		715,883
Zynga	8,532	[b]	31,056
			2,196,561
Pharmaceuticals Biotechnology & Life Sciences - 2.8%
AbbVie	1,641		127,752
Akorn	1,174	[b]	7,831
Allergan	14,638	[c]	2,312,950
Amgen	130		25,063
Biogen	865	[b]	263,194
Bristol-Myers Squibb	4,110		207,719
Celgene	3,827	[b]	274,013
Gilead Sciences	420		28,636
Mylan	1,735		54,219
Nektar Therapeutics	1,063	[b]	41,117
Novartis	9,776		853,701
Roche Holding	5,853		1,420,220
Shire, ADR	4,116		748,289
Takeda Pharmaceutical, ADR	15,231		321,374
			6,686,078
Real Estate - .1%
Realty Income	526	[d]	31,702
Weyerhaeuser	4,474	[d]	119,143
			150,845
Retailing - 2.7%
Advance Auto Parts	407		65,022
Amazon.com	6	[b]	9,588
AutoZone	1,761	[b,c]	1,291,641
CarMax	9,745		661,783
Dollar General	1,184		131,874
eBay	5,387	[b]	156,385
Expedia	13,595		1,705,221
Foot Locker	558		26,304
Genuine Parts	1,028		100,662
Home Depot	2,972		522,715
Kohl's	818		61,947
Lowe's	4,665		444,201
The TJX Companies	766		84,168
Tiffany & Co.	10,879	[c]	1,210,833
			6,472,344
Semiconductors & Semiconductor Equipment - 1.6%
Applied Materials	1,390		45,703

14

Description	Shares		Value ($)
Common Stocks - 59.9% (continued)
Semiconductors & Semiconductor Equipment - 1.6% (continued)
Broadcom	4,591		1,026,043
Integrated Device Technology	27,615	[b]	1,292,658
Intel	9,351		438,375
KLA-Tencor	814		74,514
Micron Technology	6,644	[b]	250,612
Texas Instruments	7,476		693,997
			3,821,902
Software & Services - 5.4%
Accenture	2,744		432,509
Alliance Data Systems	300		61,854
Automatic Data Processing	2,020		291,042
Broadridge Financial Solutions	728		85,132
CA	42,717		1,894,926
Check Point Software Technologies	1,136	[b]	126,096
CommVault Systems	16,555	[b]	963,832
DXC Technology	45,156	[c]	3,288,712
Imperva	6,005	[b]	332,377
International Business Machines	6,305		727,786
Intuit	1,689		356,379
Mastercard, Cl. A	274		54,162
Microsoft	14,805		1,581,322
Paychex	1,518		99,414
PayPal Holdings	4,399	[b]	370,352
Perspecta	14,607		357,725
Red Hat	697		119,633
SAP	13,256		1,420,647
Visa, Cl. A	1,041		143,502
			12,707,402
Technology Hardware & Equipment - 1.9%
Amphenol	255		22,822
Apple	1,249		273,356
Cisco Systems	8,549		391,117
CommScope Holding	503	[b]	12,102
Corning	4,294		137,193
Extreme Networks	124,830	[b]	692,806
F5 Networks	310	[b]	54,337
FLIR Systems	14,051		650,702
Hewlett Packard Enterprise	3,275		49,944
HP	9,805		236,693
NetApp	1,387		108,866
Orbotech	24,963	[b]	1,396,430
Seagate Technology	2,025		81,466

15

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 59.9% (continued)
Technology Hardware & Equipment - 1.9% (continued)
TE Connectivity		2,397		180,782
Western Digital		1,688		72,702
Xerox		776		21,627
				4,382,945
Telecommunication Services - .7%
CenturyLink		5,750		118,680
VEON		53,941		151,574
Verizon Communications		8,634		492,915
Zayo Group Holdings		32,865	[b]	982,006
				1,745,175
Transportation - 3.7%
American Airlines Group		2,515		88,226
CSX		39,797		2,740,421
Expeditors International of Washington		1,207		81,086
FedEx		11,710	[c]	2,580,181
Kansas City Southern		16,610		1,693,556
Norfolk Southern		686		115,131
Old Dominion Freight Line		8,734		1,139,088
Union Pacific		241		35,239
United Continental Holdings		1,483	[b]	126,811
United Parcel Service, Cl. B		178		18,964
				8,618,703
Utilities - .7%
Avista		3,585		184,341
E.ON		83,713		811,062
FirstEnergy		2,265		84,439
NRG Energy		2,095		75,818
PPL		3,526		107,190
Southern		6,633		298,684
WEC Energy Group		2,159		147,676
				1,709,210
Total Common Stocks (cost $134,153,206)				141,245,876
	Preferred Dividend Yield (%)
Preferred Stocks - .6%
Automobiles & Components - .6%
Volkswagen (cost $1,413,938)	2.57	8,391		1,413,220

16

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - .2%
Health Care Equipment & Services - .2%
LifePoint Health (cost $458,372)	5.875	12/01/23	439,000	460,127
Description/Number of Contracts	Exercise Price	Expiration Date	Notional Value ($)	Value ($)
Options Purchased - .1%
Call Options - .0%
Cvs Health Corp Contracts 2,300,	77.5	1/18/19	1,783	4,577
Cvs Health Corp Contracts 2,100,	80	1/18/19	1,680	3,024
Cvs Health Corp Contracts 4,600,	77.5	12/21/18	3,565	6,762
Diamondback Energy Inc Contracts 1,500,	135	12/21/18	2,025	2,250
Twenty-First Century Fox Inc Contracts 1,100,	46	1/18/19	2,576	11,760
Twenty-First Century Fox Inc Contracts 2,800,	47	1/18/19	1,927	6,765
Twenty-First Century Fox Inc Contracts 300,	48	1/18/19	624	1,300
Ishares Russell 2000 Etf Contracts 2,100,	167	12/21/18	3,507	714
Kla-Tencor Corp Contracts 1,300,	105	11/16/18	1,365	130
Science Applications Internati Contracts 3,600,	85	11/16/18	3,400	2,100
Synovus Financial Corp Contracts 300,	45	2/15/19	945	578
Synovus Financial Corp Contracts 1,700,	45	11/16/18	765	42
Synovus Financial Corp Contracts 500,	52.5	11/16/18	2,258	108
Synovus Financial Corp Contracts 3,800,	42	12/21/18	1,596	1,425
Synnex Corp Contracts 3,500,	100	11/16/18	3,500	1,312
Synnex Corp Contracts 1,600,	100	12/21/18	2,100	367
Spdr S&P 500 Etf Trust Contracts 1,100,	291.5	10/31/18	3,207	6
Spdr S&P 500 Etf Trust Contracts 2,300,	295	10/31/18	6,785	12
Spdr S&P 500 Etf Trust Contracts 3,400,	295.5	10/31/18	10,047	17
Spdr S&P 500 Etf Trust Contracts 1,100,	290	11/16/18	3,190	99
Spdr S&P 500 Etf Trust Contracts 1,100,	291	11/16/18	16,587	513
Spdr S&P 500 Etf Trust Contracts 1,600,	292	12/21/18	4,672	928
Spdr S&P 500 Etf Trust Contracts 2,300,	293	12/21/18	6,739	1,127
Spdr S&P 500 Etf Trust Contracts 3,700,	296	12/21/18	10,952	1,073
Spdr S&P 500 Etf Trust Contracts 1,100,	297	12/21/18	3,267	352
Spdr S&P 500 Etf Trust Contracts 3,400,	298	12/21/18	10,132	850
Tronox Ltd Contracts 4,700,	17	11/16/18	799	470
Tronox Ltd Contracts 4,700,	20	11/16/18	940	235
United Natural Foods Inc Contracts 100,	35	11/16/18	420	31
United Natural Foods Inc Contracts 200,	40	11/16/18	3,600	900
United Technologies Corp Contracts 600,	129	11/16/18	774	606
United Technologies Corp Contracts 500,	130	11/16/18	3,900	3,120
Westrock Co Contracts 1,000,	42.5	1/18/19	765	5,040

17

STATEMENT OF INVESTMENTS (continued)

Description/Number of Contracts	Exercise Price	Expiration Date	Notional Value ($)		Value ($)
Options Purchased - .1% (continued)
Call Options - .0% (continued)
Westrock Co Contracts 1,600,	45	1/18/19	855		3,040
					61,633
Put Options - .1%
Athenahealth Inc Contracts 800,	120	11/16/18	960		1,040
Ca Inc Contracts 4,600,	38	11/16/18	1,748		805
Walt Disney Co/The Contracts 200,	97.5	1/18/19	8,775		6,930
Twenty-First Century Fox Inc Contracts 2,600,	40	1/18/19	1,440		4,860
Scana Corp Contracts 2,500,	35	11/16/18	875		1,437
Synovus Financial Corp Contracts 2,900,	36	11/16/18	1,044		1,232
Synovus Financial Corp Contracts 1,000,	37	11/16/18	370		750
Synovus Financial Corp Contracts 1,700,	37	12/21/18	629		2,346
Synovus Financial Corp Contracts 300,	39	12/21/18	117		772
S&P 500 Index Contracts 1,200,	2,560	11/16/18	30,720		14,820
S&P 500 Index Contracts 1,200,	2,720	11/16/18	32,640		52,116
					87,108
Total Options Purchased (cost $205,579)					148,741
		7-Day Yield (%)
Investment Companies - 21.8%
Registered Investment Companies - 21.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $51,295,571)		2.21	51,295,571	[e]	51,295,571
Total Investments (cost $187,526,666)			82.6%		194,563,535
Cash and Receivables (Net)			17.4%		41,009,725
Net Assets			100.0%		235,573,260

ADR—American Depository Receipt

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, these securities were valued at $122,137 or .05% of net assets.

b Non-income producing security.

c Held by a broker as collateral for open short positions.

d Investment in real estate investment trust.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

18

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	21.8
Industrials	13.1
Health Care	10.8
Information Technology	8.9
Financials	7.9
Consumer Discretionary	5.8
Consumer Staples	5.2
Materials	4.0
Energy	2.5
Communication Services	1.7
Utilities	.7
Real Estate	.1
Options Purchased	.1
82.6

† Based on net assets.

See notes to financial statements.

19

STATEMENT OF SECURITIES SOLD SHORT
October 31, 2018

Common Stocks - 20.5%	Shares	Value ($)
Automobiles & Components - .3%
Aptiv	1,430	109,824
Garrett Motion	36,555	554,539
Banks - 1.4%
Bank of America	7,948	218,570
BB&T	3,340	164,194
Citigroup	3,842	251,497
Citizens Financial Group	2,055	76,754
Comerica	720	58,723
Fifth Third Bancorp	2,917	78,730
Fulton Financial	50,620	810,426
Huntington Bancshares	4,432	63,511
JPMorgan Chase & Co.	166	18,097
KeyCorp	5,904	107,217
M&T Bank	599	99,081
National Bank of Canada	25,030	1,136,232
Regions Financial	4,734	80,336
SunTrust Banks	496	31,079
SVB Financial Group	33	7,829
U.S. Bancorp	263	13,747
Wells Fargo & Co.	1,017	54,135
Zions Bancorporation	834	39,240
Capital Goods - 2.4%
Allegion	523	44,837
Deere & Co.	197	26,682
Fastenal	1,202	61,795
Flowserve	734	33,691
Gamesa Corp Tecnologica	52,890	586,002
General Dynamics	1,443	249,033
General Electric	20,914	211,231
Huntington Ingalls Industries	198	43,259
Johnson Controls International	4,047	129,383
L3 Technologies	387	73,325
Mercury Systems	10,870	509,368
Nexeo Solutions	877	9,165
Northrop Grumman	955	250,162
PACCAR	9,089	519,982
Quanta Services	438	13,666
Rockwell Automation	3,450	568,319
Rockwell Collins	709	90,766
Roper Technologies	132	37,343
Signify	16,030	395,733

20

Common Stocks - 20.5% (continued)	Shares	Value ($)
Capital Goods - 2.4% (continued)
Stanley Black & Decker	310	36,121
Textron	162	8,688
TransDigm Group	49	16,182
United Rentals	338	40,584
United Technologies	3,024	375,611
Vestas Wind Systems	10,485	656,664
Volvo, Cl. B	49,300	735,868
Xylem	814	53,382
Commercial & Professional Services - .4%
Cintas	455	82,751
Equifax	493	50,010
IHS Markit	1,638	86,044
Robert Half International	10,639	643,979
Rollins	72	4,262
Consumer Durables & Apparel - .9%
Brunswick	4,600	239,154
Carter's	6,015	577,320
D.R. Horton	1,569	56,421
Fossil Group	18,430	400,115
Hanesbrands	2,014	34,560
Hasbro	523	47,964
Mattel	1,893	25,707
Newell Brands	2,684	42,622
PVH	334	40,344
Ralph Lauren	455	58,973
Tapestry	463	19,590
Under Armour, Cl. C	2,450	48,584
VF	7,781	644,889
Consumer Services - .3%
Chipotle Mexican Grill	121	55,700
Marriott International, Cl. A	1,306	152,658
MGM Resorts International	3,068	81,854
Norwegian Cruise Line Holdings	1,189	52,399
Royal Caribbean Cruises	1,147	120,125
Starbucks	2,388	139,149
Wynn Resorts	607	61,064
Diversified Financials - .3%
Ameriprise Financial	465	59,167
Capital One Financial	2,053	183,333
CBOE Holdings	447	50,444
CME Group	944	172,979
Discover Financial Services	316	22,016
Intercontinental Exchange	219	16,872
Jefferies Financial Group	1,588	34,094

21

STATEMENT OF SECURITIES SOLD SHORT (continued)

Common Stocks - 20.5% (continued)	Shares	Value ($)
Diversified Financials - .3% (continued)
Northern Trust	969	91,154
Raymond James Financial	510	39,112
Synchrony Financial	3,090	89,239
Energy - 1.1%
Anadarko Petroleum	2,279	121,243
Apache	1,942	73,466
Cabot Oil & Gas	2,459	59,582
Cimarex Energy	525	41,722
Concho Resources	856	119,061
EOG Resources	2,533	266,826
EQT	1,429	48,543
Exxon Mobil	5,506	438,718
Halliburton	339	11,757
Helmerich & Payne	606	37,748
Hess	1,486	85,296
Linde	849	140,484
Marathon Petroleum	3,785	266,640
National Oilwell Varco	1,975	72,680
Newfield Exploration	1,153	23,291
Noble Energy	2,692	66,896
ONEOK	1,833	120,245
Pioneer Natural Resources	740	108,980
Schlumberger	5,903	302,883
TechnipFMC	1,946	51,180
Williams Cos.	4,610	112,161
Food & Staples Retailing - .6%
Kroger	2,145	63,835
Walgreens Boots Alliance	7,815	623,403
Wal-Mart Stores	6,924	694,339
Food, Beverage & Tobacco - 1.8%
Altria Group	15,011	976,315
Brown-Forman, Cl. B	2,092	96,943
Campbell Soup	1,740	65,093
Flowers Foods	63,325	1,222,806
General Mills	131	5,738
Hershey	5,905	632,721
Hormel Foods	19,003	829,291
J.M. Smucker	507	54,918
Mondelez International, Cl. A	1,894	79,510
Monster Beverage	2,633	139,154
Tyson Foods, Cl. A	950	56,924
Health Care Equipment & Services - 1.4%
ABIOMED	224	76,429
Align Technology	424	93,789

22

Common Stocks - 20.5% (continued)	Shares	Value ($)
Health Care Equipment & Services - 1.4% (continued)
Baxter International	2,350	146,899
Boston Scientific	6,046	218,502
Cerner	1,541	88,268
Cigna	3,416	730,375
Cooper	206	53,212
CVS Health	12,082	874,616
Dentsply Sirona	892	30,890
Edwards Lifesciences	962	141,991
Henry Schein	835	69,305
Hologic	1,449	56,497
IDEXX Laboratories	409	86,757
Intuitive Surgical	494	257,463
Stryker	1,626	263,770
Universal Health Services, Cl. B	390	47,408
Varian Medical Systems	391	46,674
Zimmer Biomet Holdings	1,114	126,539
Household & Personal Products - .4%
Coty	3,974	41,926
Estee Lauder, Cl. A	6,894	947,511
Insurance - .6%
Allstate	350	33,502
American International Group	613	25,311
Aon	872	136,189
Brighthouse Financial	570	22,589
Chubb	276	34,475
Cincinnati Financial	718	56,464
Everest Re Group	78	16,993
FNF Group	4,421	147,882
Lincoln National	253	15,228
Principal Financial Group	1,183	55,684
Travelers Cos.	164	20,521
Willis Towers Watson	713	102,073
WR Berkley	10,070	764,313
Materials - .5%
Air Products & Chemicals	1,159	178,892
Albemarle	436	43,260
Ball	1,508	67,558
Ecolab	346	52,990
International Flavors & Fragrances	331	47,882
LyondellBasell Industries, Cl. A	5,838	521,158
Martin Marietta Materials	364	62,346
Mosaic	2,101	65,005
Newmont Mining	2,313	71,518
Vulcan Materials	731	73,933

23

STATEMENT OF SECURITIES SOLD SHORT (continued)

Common Stocks - 20.5% (continued)	Shares	Value ($)
Media & Entertainment - 1.6%
Activision Blizzard	4,073		281,241
Alphabet, Cl. A	283		308,634
Charter Communications, Cl. A	899		288,013
Cineworld Group	113,995		429,112
Discovery Communications, Cl. A	3,702		119,908
Electronic Arts	380		34,572
Facebook, Cl. A	915		138,888
Netflix	1,487		448,747
Omnicom Group	11,300		839,816
Publicis Groupe	8,691		504,158
Take-Two Interactive Software	622		80,157
TripAdvisor	768		40,044
Twitter	4,169		144,873
Walt Disney	858		98,524
Pharmaceuticals Biotechnology & Life Sciences - 1.4%
Agilent Technologies	1,537		99,582
Alexion Pharmaceuticals	1,200		134,484
Allergan	1,770		279,678
Amgen	2,510		483,903
Illumina	643		200,069
Incyte	1,202		77,914
IQVIA Holdings	901		110,760
Mettler-Toledo International	128		69,993
Mylan	2,840		88,750
PerkinElmer	484		41,856
Perrigo	740		52,022
Pfizer	1,622		69,843
Regeneron Pharmaceuticals	543		184,207
Roche Holding	4,855		1,178,057
Vertex Pharmaceuticals	1,345		227,924
Waters	349		66,202
Real Estate - .9%
American Tower	2,383	[a]	371,295
Apartment Investment & Management, Cl. A	472	[a]	20,315
AvalonBay Communities	59	[a]	10,347
Boston Properties	662	[a]	79,943
CBRE Group, Cl. A	1,900		76,551
Crown Castle International	2,137	[a]	232,377
Equinix	436	[a]	165,131
Essex Property Trust	304	[a]	76,237
Federal Realty Investment Trust	256	[a]	31,757
HCP	1,983	[a]	54,632
Host Hotels & Resorts	3,038	[a]	58,056
Iron Mountain	1,514	[a]	46,344

24

Common Stocks - 20.5% (continued)	Shares	Value ($)
Real Estate - .9% (continued)
Kimco Realty	2,367	[a]	38,085
Macerich	778	[a]	40,160
Mid-America Apartment Communities	118	[a]	11,530
Prologis	2,166	[a]	139,642
Realogy Holdings	20,290		386,930
Regency Centers	393	[a]	24,900
SBA Communications	641	[a]	103,951
Simon Property Group	525	[a]	96,348
SL Green Realty	425	[a]	38,786
Vornado Realty Trust	835	[a]	56,847
Retailing - 1.2%
Canadian Tire, Cl. A	5,000		562,649
CarMax	82		5,569
Dollar General	3,957		440,731
Dollar Tree	1,124		94,753
Expedia	792		99,341
Gap	1,549		42,288
Home Depot	5,220		918,094
L Brands	1,521		49,311
LKQ	1,837		50,095
Macy's	1,263		43,308
Rent-A-Center	9,278		132,212
Sleep Number	12,215		444,260
Tiffany & Co.	40		4,452
Semiconductors & Semiconductor Equipment - .9%
Advanced Micro Devices	5,284		96,222
Broadcom	1,234		275,787
KLA-Tencor	6,244		571,576
Maxim Integrated Products	8,805		440,426
Microchip Technology	1,440		94,723
NVIDIA	1,755		370,007
Qorvo	508		37,343
Skyworks Solutions	1,009		87,541
Texas Instruments	188		17,452
Xilinx	1,264		107,908
Software & Services - 1.0%
Accenture	5,419		854,143
Adobe Systems	998		245,268
Akamai Technologies	652		47,107
ANSYS	382		57,128
Autodesk	1,068		138,039
Cadence Design Systems	1,536		68,460
Fidelity National Information Services	1,574		163,853
Fortinet	181		14,875

25

STATEMENT OF SECURITIES SOLD SHORT (continued)

Common Stocks - 20.5% (continued)	Shares	Value ($)
Software & Services - 1.0% (continued)
Gartner	35	5,163
Global Payments	879	100,408
Red Hat	910	156,192
salesforce.com	916	125,712
Science Applications International	651	45,251
Symantec	3,403	61,764
Synopsys	617	55,240
Total System Services	791	72,100
Western Union	2,539	45,804
Technology Hardware & Equipment - .1%
Arista Networks	403	92,831
IPG Photonics	176	23,505
Juniper Networks	1,505	44,051
Transportation - .2%
CH Robinson Worldwide	58	5,164
Delta Air Lines	524	28,679
J.B. Hunt Transport Services	541	59,840
Kansas City Southern	544	55,466
Landstar System	2,320	232,209
Utilities - .8%
Alliant Energy	910	39,112
Ameren	1,008	65,097
American Water Works	861	76,224
CenterPoint Energy	1,763	47,619
Consolidated Edison	256	19,456
Duke Energy	616	50,900
Edison International	1,008	69,945
Entergy	814	68,335
Eversource Energy	748	47,318
NextEra Energy	1,409	243,053
NiSource	1,607	40,754
PG&E	2,241	104,901
Pinnacle West Capital	485	39,891
Public Service Enterprise Group	2,341	125,080
SCANA	680	27,234
Sempra Energy	970	106,816
Vectren	8,078	577,819

26

Common Stocks - 20.5% (continued)	Shares	Value ($)
Utilities - .8% (continued)
Xcel Energy	2,161	105,911
Total Common Stocks (proceeds $50,745,818)		48,322,090
Limited Partnerships .0%
Real Estate .0%
Brookfield Property Partners	1	19
Exchange-Traded Funds - 4.0%
Registered Investment Companies - 4.0%
Amex Consumer Discretionary Select Sector SPDR Fund	12,531	1,320,517
Industrial Select Sector SPDR Fund	2,424	169,389
iShares Russell 1000 ETF	12,277	1,844,496
iShares U.S. Real Estate ETF	4,355	340,169
SPDR S&P 500 ETF Trust	10,979	2,971,246
SPDR S&P Regional Banking ETF	7,524	406,221
Technology Select Sector SPDR Fund	32,197	2,231,252
Total Exchange-Traded Funds (proceeds $9,551,557)		9,283,290
Total Securities Sold Short (proceeds $60,297,395)		57,605,399

ETF—Exchange-Traded Fund

SPDR—Standard & Poor's Depository Receipt

a Investment in real estate investment trust.

27

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 10/31/17($)	Purchases($)	Sales($)	Value 10/31/18($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	94,668,842	419,729,021	463,102,292	51,295,571	21.8	570,762

See notes to financial statements.

28

STATEMENT OF FUTURES

October 31, 2018

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Short
CAC 40 10 Euro	43	11/18	2,476,030[a]	2,479,031	(3,001)
DAX	3	12/18	1,011,521[a]	973,300	38,221
DJ Euro Stoxx 50	209	12/18	7,864,180[a]	7,560,960	303,220
FTSE 100	30	12/18	2,729,410[a]	2,726,784	2,626
OMX Stockholm 30 Index	29	11/18	475,058[a]	485,491	(10,433)
Gross Unrealized Appreciation				344,067
Gross Unrealized Depreciation				(13,434)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

29

STATEMENT OF OPTIONS WRITTEN
October 31, 2018

Description/ Contracts	Exercise Price	Expiration Date	Notional Amount	Value ($)
Call Options:
Twenty-First Century Fox Inc Contracts 9	46	1/18/19	41,400	(1,890)
Twenty-First Century Fox Inc Contracts 10	47	1/18/19	47,000	(1,650)
Twenty-First Century Fox Inc Contracts 13	48	1/18/19	62,400	(1,300)
Put Options:
S&P 500 Index Contracts 24	2,640	11/16/18	6,336,000	(50,160)
Total Options Written (premiums received $57,498)				(55,000)

See notes to financial statements.

30

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2018

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Morgan Stanley
United States Dollar	1,179,215	Japanese Yen	132,403,950	11/30/18	3,226
Danish Krone	11,587,000	United States Dollar	1,880,959	5/15/19	(88,221)
United States Dollar	776,399	Danish Krone	4,831,000	5/15/19	28,948
United States Dollar	19,695,658	Euro	15,420,000	5/15/19	1,916,314
United States Dollar	110,785	Euro	95,000	5/15/19	1,249
United States Dollar	5,128,767	Norwegian Krone	40,521,000	5/15/19	278,809
British Pound	74,310	United States Dollar	94,741	11/30/18	368
Swedish Krona	57,449,715	United States Dollar	6,508,764	5/15/19	(118,177)
United States Dollar	2,264,457	Swedish Krona	20,316,000	5/15/19	4,547
United States Dollar	1,151,137	Danish Krone	6,756,000	5/15/19	105,850
Swiss Franc	14,131,000	United States Dollar	14,684,405	5/15/19	(369,737)
British Pound	39,000	United States Dollar	51,647	12/19/18	(1,669)
United States Dollar	173,926	British Pound	133,000	12/19/18	3,489
British Pound	45,000	United States Dollar	60,034	5/15/19	(1,933)
Swedish Krona	1,641,000	United States Dollar	185,380	12/19/18	(5,191)
United States Dollar	183,467	Swedish Krona	1,641,000	12/19/18	3,278
Euro	29,816,000	United States Dollar	36,015,158	5/15/19	(1,637,147)
United States Dollar	37,888,996	Euro	31,451,000	5/15/19	1,625,821
British Pound	179,000	United States Dollar	229,943	5/15/19	1,170
Norwegian Krone	26,661,000	United States Dollar	3,371,278	5/15/19	(180,223)
Euro	2,287,000	United States Dollar	2,667,021	12/19/18	(65,007)
United States Dollar	6,150,746	Euro	5,244,000	12/19/18	184,432
Australian Dollar	1	United States Dollar	1	11/2/18	-

31

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Morgan Stanley (continued)
Norwegian Krone	15,729,000	United States Dollar	1,917,643	5/15/19	(35,039)
United States Dollar	226,355	Norwegian Krone	1,869,000	5/15/19	2,654
United States Dollar	4,676	British Pound	3,663	11/2/18	(6)
Swedish Krona	5,235,000	United States Dollar	642,651	5/15/19	(60,321)
United States Dollar	46,545	Singapore Dollar	64,372	11/1/18	71
Chinese Yuan Renminbi	41,416,700	United States Dollar	5,947,257	4/17/19	(51,654)
United States Dollar	6,500,000	Chinese Yuan Renminbi	41,416,700	4/17/19	604,397
United States Dollar	22,557,798	Swiss Franc	21,571,000	5/15/19	706,428
United States Dollar	242,978	Hong Kong Dollar	1,906,750	11/1/18	(179)
United States Dollar	56	Japanese Yen	6,334	11/2/18	-
Swiss Franc	585,921	United States Dollar	581,432	11/2/18	430
Euro	15,240,000	United States Dollar	17,953,326	5/15/19	(381,523)
United States Dollar	8,771,712	Euro	7,407,000	5/15/19	231,401
United States Dollar	22,099	Hong Kong Dollar	173,326	11/2/18	(5)
United States Dollar	416,688	Swedish Krona	3,816,864	11/2/18	(468)
Swiss Franc	4,924,000	United States Dollar	5,141,949	5/15/19	(153,949)
United States Dollar	1,911,498	Swiss Franc	1,878,000	5/15/19	9,089
United States Dollar	114,256	Japanese Yen	12,893,797	11/1/18	(23)
Swedish Krona	9,188,000	United States Dollar	1,028,120	5/15/19	(6,066)
United States Dollar	2,012,506	Euro	1,778,225	11/2/18	(1,910)
British Pound	28,840	United States Dollar	36,862	11/30/18	50
United States Dollar	190,755	British Pound	148,545	11/30/18	632
United States Dollar	293,545	British Pound	224,000	5/15/19	4,331
Swedish Krona	65,644,000	United States Dollar	7,682,742	5/15/19	(380,640)

32

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Morgan Stanley (continued)
United States Dollar	16,253,580	Swedish Krona	137,656,715	5/15/19	940,934
Gross Unrealized Appreciation					6,657,918
Gross Unrealized Depreciation					(3,539,088)

See notes to financial statements.

33

STATEMENT OF SWAP AGREEMENTS
October 31, 2018

OTC Total Return Swaps
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount	Unrealized Appreciation (Depreciation) ($)
Sterling Overnight Index Average	BHP Billiton	Morgan Stanley	11/24/18	796,610	6,438
Diageo Plc	Sterling Overnight Index Average	Morgan Stanley	11/21/18	839,984	56,086
Hsbc Holdings Plc	Sterling Overnight Index Average	Morgan Stanley	11/24/18	1,298,637	(98)
Legal & General Group Plc	Sterling Overnight Index Average	Morgan Stanley	11/24/18	313,322	(4,727)
Legal & General Group Plc	Sterling Overnight Index Average	Morgan Stanley	11/24/18	132,154	3,386
Legal & General Group Plc	Sterling Overnight Index Average	Morgan Stanley	11/24/18	375,029	(23,728)
Prudential Plc	Sterling Overnight Index Average	Morgan Stanley	11/24/18	370,929	(39,186)
Prudential Plc	Sterling Overnight Index Average	Morgan Stanley	11/24/18	212,496	8,477
Prudential Plc	Sterling Overnight Index Average	Morgan Stanley	11/24/18	245,133	(20,662)
Sterling Overnight Index Average	Rio Tinto Plc	Morgan Stanley	11/21/18	800,017	14,946
Rio Tinto Plc	Sterling Overnight Index Average	Morgan Stanley	11/21/18	119,742	1,188
BP Plc	Sterling Overnight Index Average	Morgan Stanley	11/21/18	857,731	(65)
Lloyds Banking Group Plc	Sterling Overnight Index Average	Morgan Stanley	11/21/18	787,335	(7,313)
Glaxosmithkline Plc	Sterling Overnight Index Average	Morgan Stanley	11/24/18	586,104	(41)
Bouygues Sa	Effective Overnight Index Average	Morgan Stanley	11/24/18	215,878	(19,323)
Bouygues Sa	Effective Overnight Index Average	Morgan Stanley	11/24/18	114,600	(18,795)

34

OTC Total Return Swaps
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount	Unrealized Appreciation (Depreciation) ($)
Bouygues Sa	Effective Overnight Index Average	Morgan Stanley	11/24/18	76,278	(13,763)
Airbus Group NV Se	Effective Overnight Index Average	Morgan Stanley	11/24/18	1,413,825	14,025
LVMH Moet Hennessy Louis Vuitton	Effective Overnight Index Average	Morgan Stanley	11/24/18	398,691	11,619
Effective Overnight Index Average	LVMH Moet Hennessy Louis Vuitton	Morgan Stanley	11/24/18	433,228	10,590
LVMH Moet Hennessy Louis Vuitton	Effective Overnight Index Average	Morgan Stanley	11/24/18	200,941	1,993
LVMH Moet Hennessy Louis Vuitton	Effective Overnight Index Average	Morgan Stanley	11/24/18	104,823	(5,184)
LVMH Moet Hennessy Louis Vuitton	Effective Overnight Index Average	Morgan Stanley	11/24/18	278,114	(14,117)
Thales Sa	Effective Overnight Index Average	Morgan Stanley	11/24/18	51,452	113
Thales Sa	Effective Overnight Index Average	Morgan Stanley	11/24/18	353,906	(2,204)
Thales Sa	Effective Overnight Index Average	Morgan Stanley	11/24/18	168,527	(8,510)
Pernod Ricard Sa	Effective Overnight Index Average	Morgan Stanley	11/21/18	616,450	19,681
Schneider Electric Se	Effective Overnight Index Average	Morgan Stanley	11/24/18	617,886	18,937
Schneider Electric Se	Effective Overnight Index Average	Morgan Stanley	11/24/18	396,053	3,929
Accor Sa	Effective Overnight Index Average	Morgan Stanley	11/21/18	811,157	5,282
US Federal Funds Effective Rate	Amcor Ltd/Australia	Morgan Stanley	5/17/20	302,656	42,425
US Federal Funds Effective Rate	Amcor Ltd/Australia	Morgan Stanley	8/12/20	21,676	(6,250)

35

STATEMENT OF SWAP AGREEMENTS (continued)

OTC Total Return Swaps
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount	Unrealized Appreciation (Depreciation) ($)
Unsecured On Call Estimate Bank of Japan	Takeda Pharmaceutical Co Ltd	Morgan Stanley	5/17/20	368,851	(12,910)
Unsecured On Call Estimate Bank of Japan	Takeda Pharmaceutical Co Ltd	Credit Suisse International	5/17/20	47,925	(2,384)
Unsecured On Call Estimate Bank of Japan	Takeda Pharmaceutical Co Ltd	Morgan Stanley	5/17/20	153,270	(7,427)
Unsecured On Call Estimate Bank of Japan	Takeda Pharmaceutical Co Ltd	Morgan Stanley	5/17/20	341,777	(10,535)
Unsecured On Call Estimate Bank of Japan	Takeda Pharmaceutical Co Ltd	Morgan Stanley	5/17/20	220,510	(4,561)
Peugeot Sa	Effective Overnight Index Average	Morgan Stanley	11/24/18	408,341	11,965
Peugeot Sa	Effective Overnight Index Average	Morgan Stanley	11/24/18	403,338	(32)
Safran Sa	Effective Overnight Index Average	Morgan Stanley	11/24/18	408,977	15,510
Safran Sa	Effective Overnight Index Average	Morgan Stanley	11/24/18	203,136	4,939
Safran Sa	Effective Overnight Index Average	Morgan Stanley	11/24/18	246,861	(20)
Electricite De France Sa	Effective Overnight Index Average	Morgan Stanley	11/21/18	402,685	(383)
Total Sa	Effective Overnight Index Average	Morgan Stanley	11/21/18	1,540,960	(81)
Vinci Sa	Effective Overnight Index Average	Morgan Stanley	11/24/18	162,960	(4,960)
Vinci Sa	Effective Overnight Index Average	Morgan Stanley	11/24/18	645,409	13,150
Vinci Sa	Effective Overnight Index Average	Morgan Stanley	11/24/18	320,562	(7,319)
Vinci Sa	Effective Overnight Index Average	Morgan Stanley	11/24/18	28,574	(1,152)
Anglo American Plc	Sterling Overnight Index Average	Morgan Stanley	11/21/18	805,612	25,064

36

OTC Total Return Swaps
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount	Unrealized Appreciation (Depreciation) ($)
Effective Overnight Index Average	Danone Sa	Morgan Stanley	11/21/18	398,749	(1,759)
Danone Sa	Effective Overnight Index Average	Morgan Stanley	11/21/18	192,502	(2,441)
Air Liquide Sa	Effective Overnight Index Average	Morgan Stanley	11/24/18	793,665	(5,668)
Shire Plc	US Federal Funds Effective Rate	Morgan Stanley	5/2/20	144,868	10,173
Shire Plc	US Federal Funds Effective Rate	Morgan Stanley	5/2/20	410,021	25,038
Shire Plc	US Federal Funds Effective Rate	Morgan Stanley	5/2/20	43,484	1,809
Shire Plc	US Federal Funds Effective Rate	Morgan Stanley	5/2/20	62,924	2,357
Shire Plc	US Federal Funds Effective Rate	Morgan Stanley	5/2/20	56,045	1,381
Ocado Group Plc	Sterling Overnight Index Average	Morgan Stanley	11/24/18	170,034	(10,305)
Ocado Group Plc	Sterling Overnight Index Average	Morgan Stanley	11/24/18	161,880	(12,349)
Ocado Group Plc	Sterling Overnight Index Average	Morgan Stanley	11/24/18	141,712	(23,844)
Effective Overnight Index Average	Gemalto Nv	Morgan Stanley	1/3/19	23,215	(245)
Effective Overnight Index Average	Gemalto Nv	Morgan Stanley	1/3/19	30,973	(292)
Effective Overnight Index Average	Gemalto Nv	Morgan Stanley	1/3/19	252,232	(2,227)
Effective Overnight Index Average	Gemalto Nv	Morgan Stanley	1/3/19	44,548	(176)
Effective Overnight Index Average	Gemalto Nv	Morgan Stanley	1/3/19	37,361	(126)

37

STATEMENT OF SWAP AGREEMENTS (continued)

OTC Total Return Swaps
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount	Unrealized Appreciation (Depreciation) ($)
Effective Overnight Index Average	Gemalto Nv	Morgan Stanley	1/3/19	82,879	(250)
Effective Overnight Index Average	Gemalto Nv	Morgan Stanley	1/3/19	90,979	(237)
Vodafone Group Plc	Sterling Overnight Index Average	Morgan Stanley	11/21/18	766,211	(17,196)
B&M European Value Retail Sa	Sterling Overnight Index Average	Morgan Stanley	11/9/18	475,219	33,817
Industria De Diseno Textil Sa	Effective Overnight Index Average	Morgan Stanley	11/21/18	398,327	6,195
NEX Group Plc	US Federal Funds Effective Rate	Morgan Stanley	5/2/20	19,210	1,833
NEX Group Plc	US Federal Funds Effective Rate	Morgan Stanley	5/2/20	87,558	8,288
NEX Group Plc	US Federal Funds Effective Rate	Morgan Stanley	5/2/20	25,062	1,301
Vinci Sa	Effective Overnight Index Average	Morgan Stanley	11/24/18	50,629	(1,075)
Effective Overnight Index Average	Gemalto Nv	Morgan Stanley	1/3/19	57,953	(184)
Effective Overnight Index Average	Gemalto Nv	Morgan Stanley	1/3/19	1,597	(4)
Gross Unrealized Appreciation					381,935
Gross Unrealized Depreciation					(314,108)

See notes to financial statements.

38

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	136,231,095	143,267,964
Affiliated issuers	51,295,571	51,295,571
Cash		244,411
Cash denominated in foreign currency	6,294,191	6,209,248
Cash collateral held by broker—Note 4		81,737,947
Receivable for investment securities sold		15,795,657
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		6,657,918
Dividends and interest receivable		533,627
Unrealized appreciation on swap agreements—Note 4		381,935
Prepaid expenses		15,375
		306,139,653
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		415,159
Securities sold short, at value (proceeds $60,297,395)—Note 4		57,605,399
Payable for investment securities purchased		7,220,166
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		3,539,088
Payable for shares of Common Stock redeemed		794,845
Unrealized depreciation on swap agreements—Note 4		314,108
Payable for futures variation margin—Note 4		231,025
Unrealized depreciation on foreign currency transactions		216,293
Payable for dividends on securities sold short		106,095
Outstanding options written, at value (premiums received $57,498)—Note 4		55,000
Directors fees and expenses payable		6,493
Due to broker		780
Accrued expenses		61,942
		70,566,393
Net Assets ($)		235,573,260
Composition of Net Assets ($):
Paid-in capital		225,491,725
Total distributable earnings (loss)		10,081,535
Net Assets ($)		235,573,260

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	136,367	129,366	882,673	234,424,854
Shares Outstanding	11,149	10,941	71,146	18,886,289
Net Asset Value Per Share ($)	12.23	11.82	12.41	12.41

See notes to financial statements.

39

STATEMENT OF OPERATIONS
Year Ended October 31, 2018

Investment Income ($):
Income:
Cash dividends (net of $218,316 foreign taxes withheld at source):
Unaffiliated issuers	4,491,230
Affiliated issuers	570,762
Interest	1,486,668
Total Income	6,548,660
Expenses:
Management fee—Note 3(a)	8,039,572
Dividends on securities sold short	2,339,287
Custodian fees—Note 3(c)	119,173
Professional fees	100,630
Registration fees	61,104
Directors’ fees and expenses—Note 3(d)	46,987
Loan commitment fees—Note 2	6,554
Prospectus and shareholders’ reports	6,349
Shareholder servicing costs—Note 3(c)	2,493
Distribution fees—Note 3(b)	958
Miscellaneous	84,745
Total Expenses	10,807,852
Less—reduction in expenses due to undertaking—Note 3(a)	(703,852)
Less—reduction in fees due to earnings credits—Note 3(c)	(103,873)
Net Expenses	10,000,127
Investment (Loss)—Net	(3,451,467)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Long transactions	25,756,383
Short sale transactions	(16,196,320)
Net realized gain (loss) on options transactions	(709,645)
Net realized gain (loss) on futures	269,014
Net realized gain (loss) on swap agreements	463,883
Net realized gain (loss) on forward foreign currency exchange contracts	248,223
Net Realized Gain (Loss)	9,831,538
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(21,680,567)
Net unrealized appreciation (depreciation) on options transactions	451,519
Net unrealized appreciation (depreciation) on futures	1,307,733
Net unrealized appreciation (depreciation) on swap agreements	(825,869)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	2,390,424
Net unrealized appreciation (depreciation) on securities sold short	7,869,348
Net Unrealized Appreciation (Depreciation)	(10,487,412)
Net Realized and Unrealized Gain (Loss) on Investments	(655,874)
Net (Decrease) in Net Assets Resulting from Operations	(4,107,341)

See notes to financial statements.

40

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2018	2017	[a]
Operations ($):
Investment (loss)—net	(3,451,467)	(7,428,896)
Net realized gain (loss) on investments	9,831,538	22,894,351
Net unrealized appreciation (depreciation) on investments	(10,487,412)	6,419,679
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,107,341)	21,885,134
Distributions ($):
Distributions to shareholders:
Class A	(1,817)	-
Class C	(1,103)	-
Class I	(9,651)	-
Class Y	(4,249,691)	-
Total Distributions	(4,262,262)	-
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	197,643	86,167
Class C	20,805	14,994
Class I	1,621,394	2,158,165
Class Y	52,330,013	111,263,645
Distributions reinvested:
Class A	862	-
Class I	6,248	-
Class Y	2,535,313	-
Cost of shares redeemed:
Class A	(274,338)	(163,244)
Class C	-	(9,334)
Class I	(1,556,036)	(1,760,039)
Class Y	(274,747,314)	(93,046,050)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(219,865,410)	18,544,304
Total Increase (Decrease) in Net Assets	(228,235,013)	40,429,438
Net Assets ($):
Beginning of Period	463,808,273	423,378,835
End of Period	235,573,260	463,808,273

41

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2018	2017	[a]
Capital Share Transactions (Shares):
Class Ab
Shares sold	15,595	6,963
Shares issued for distributions reinvested	69	-
Shares redeemed	(21,695)	(13,239)
Net Increase (Decrease) in Shares Outstanding	(6,031)	(6,276)
Class C
Shares sold	1,710	1,231
Shares redeemed	-	(771)
Net Increase (Decrease) in Shares Outstanding	1,710	460
Class Ib
Shares sold	127,215	173,575
Shares issued for distributions reinvested	494	-
Shares redeemed	(122,043)	(140,995)
Net Increase (Decrease) in Shares Outstanding	5,666	32,580
Class Yb
Shares sold	4,086,075	8,873,100
Shares issued for distributions reinvested	200,262	-
Shares redeemed	(21,470,358)	(7,459,780)
Net Increase (Decrease) in Shares Outstanding	(17,184,021)	1,413,320

[a] Accumulated investment (loss)—net was $5,655,377 in 2017 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[b] During the period ended October 31, 2018, 122,771 Class Y shares representing $1,565,100 were exchanged for 122,852 Class I shares and during the period ended October 31, 2017, 143,252 Class Y shares representing $1,781,761 were exchanged for143,344 Class I shares and 12,950 Class A shares representing $159,725 were exchanged for 12,836 Class I shares.

See notes to financial statements.

42

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.67	12.09	12.32	12.20	12.50
Investment Operations:
Investment income (loss)—net[b]	.05	(.24)	(.22)	(.27)	(.16)
Net realized and unrealized gain (loss) on investments	(.37)	.82	(.01)[c]	.39	(.14)
Total from Investment Operations	(.32)	.58	(.23)	.12	(.30)
Distributions:
Dividends from net realized gain on investments	(.12)	-	-	-	-
Net asset value, end of period	12.23	12.67	12.09	12.32	12.20
Total Return (%)[d]	(2.47)	4.80	(1.87)	.98	(2.40)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.12	3.39	3.41	3.16	3.14[f]
Ratio of net expenses to average net assets	2.68	3.07	3.29	3.16	3.10[f]
Ratio of net investment income (loss) to average net assets	.41	(1.96)	(1.84)	(2.21)	(2.26)[f]
Portfolio Turnover Rate	320.90	369.32	369.03	524.89	312.91[e]
Net Assets, end of period ($ x 1,000)	136	218	284	304	220

a From March 31, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

d Exclusive of sales charge.

e Not annualized.

f Annualized.

See notes to financial statements.

43

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.35	11.85	12.17	12.15	12.50
Investment Operations:
Investment (loss)—net[b]	(.48)	(.33)	(.31)	(.37)	(.21)
Net realized and unrealized gain (loss) on investments	.07	.83	(.01)[c]	.39	(.14)
Total from Investment Operations	(.41)	.50	(.32)	.02	(.35)
Distributions:
Dividends from net realized gain on investments	(.12)	-	-	-	-
Net asset value, end of period	11.82	12.35	11.85	12.17	12.15
Total Return (%)[d]	(3.19)	4.14	(2.63)	.17	(2.80)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.82	4.13	4.17	3.96	3.87[f]
Ratio of net expenses to average net assets	3.51	3.83	4.05	3.96	3.77[f]
Ratio of net investment (loss) to average net assets	(3.96)	(2.71)	(2.60)	(3.03)	(2.97)[f]
Portfolio Turnover Rate	320.90	369.32	369.03	524.89	312.91[e]
Net Assets, end of period ($ x 1,000)	129	114	104	116	107

a From March 31, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

d Exclusive of sales charge.

e Not annualized.

f Annualized.

See notes to financial statements.

44

	Year Ended October 31,
Class I Shares	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.82	12.18	12.38	12.22	12.50
Investment Operations:
Investment (loss)—net[b]	(.53)	(.20)	(.19)	(.23)	(.14)
Net realized and unrealized gain (loss) on investments	.24	.84	(.01)[c]	.39	(.14)
Total from Investment Operations	(.29)	.64	(.20)	.16	(.28)
Distributions:
Dividends from net realized gain on investments	(.12)	-	-	-	-
Net asset value, end of period	12.41	12.82	12.18	12.38	12.22
Total Return (%)	(2.29)	5.26	(1.62)	1.31	(2.24)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.78	3.07	3.13	2.90	2.87[e]
Ratio of net expenses to average net assets	2.51	2.81	3.02	2.90	2.77[e]
Ratio of net investment (loss) to average net assets	(4.18)	(1.64)	(1.52)	(1.83)	(1.96)[e]
Portfolio Turnover Rate	320.90	369.32	369.03	524.89	312.91[d]
Net Assets, end of period ($ x 1,000)	883	839	401	355	98

a From March 31, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

d Not annualized.

e Annualized.

See notes to financial statements.

45

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.83	12.19	12.39	12.23	12.50
Investment Operations:
Investment (loss)—net[b]	(.11)	(.21)	(.19)	(.23)	(.15)
Net realized and unrealized gain (loss) on investments	(.19)	.85	(.01)[c]	.39	(.12)
Total from Investment Operations	(.30)	.64	(.20)	.16	(.27)
Distributions:
Dividends from net realized gain on investments	(.12)	-	-	-	-
Net asset value, end of period	12.41	12.83	12.19	12.39	12.23
Total Return (%)	(2.28)	5.25	(1.62)	1.31	(2.16)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.69	2.99	3.05	2.80	2.75[e]
Ratio of net expenses to average net assets	2.49	2.83	2.98	2.80	2.75[e]
Ratio of net investment (loss) to average net assets	(.85)	(1.70)	(1.55)	(1.88)	(1.96)[e]
Portfolio Turnover Rate	320.90	369.32	369.03	524.89	312.91[d]
Net Assets, end of period ($ x 1,000)	234,425	462,637	422,590	319,481	289,600

a From March 31, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

d Not annualized.

e Annualized.

See notes to financial statements.

46

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Select Managers Long/Short Fund (the “fund”) is a separate non-diversified series of Dreyfus BNY Mellon Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. EACM Advisors LLC (“EACM”), a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s portfolio allocation manager. Sirios Capital Management, L.P. (“Sirios”), Ramius Advisors, LLC (“Ramius”), Three Bridges Capital, LP (“Three Bridges”), Cramer Rosenthal McGlynn, LLC (“CRM”), Dalton Investments LLC (“Dalton”) and Gotham Asset Management, LLC (“Gotham”) serve as the fund’s sub-investment advisers, each managing an allocated portion of the fund’s portfolio. Effective May 14, 2018, the Company’s Board of Directors (the “Board”) approved a new sub-investment advisory agreement with Gotham.

Effective May 12, 2018, the sub-investment advisory agreement between Dreyfus and Longhorn Capital Partners, L.P. was terminated.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional

47

NOTES TO FINANCIAL STATEMENTS (continued)

investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2018, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 8,000 Class A, 8,000 Class C and 8,000 Class I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

48

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

49

NOTES TO FINANCIAL STATEMENTS (continued)

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by an independent pricing service (the “Service”). Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest

50

rates and are generally categorized within Level 2 of the fair value hierarchy. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2018 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	-	460,127	-	460,127
Equity Securities – Common Stocks†	126,486,402	14,759,474††	-	141,245,876
Equity Securities – Preferred Stocks†	-	1,413,220††	-	1,413,220
Investment Company	51,295,571	-	-	51,295,571
Other Financial Instruments:
Futures†††	344,067	-	-	344,067
Forward Foreign Currency Exchange Contracts†††	-	6,657,918	-	6,657,918
Options Purchased	148,741	-	-	148,741
Swaps†††	-	381,935	-	381,935
Liabilities ($)
Other Financial Instruments:
Futures†††	(13,434)	-	-	(13,434)
Forward Foreign Currency Exchange Contracts†††	-	(3,539,088)	-	(3,539,088)
Options Written	(55,000)	-	-	(55,000)
Swaps†††	-	(314,108)	-	(314,108)
Securities Sold Short:
Equity Securities – Common Stock††††	(43,836,496)	(4,485,594)††	-	(48,322,090)
Exchange-Traded Funds††††	(9,283,290)	-	-	(9,283,290)
Limited Partnership Interests††††	(19)	-	-	(19)

† See Statement of Investments for additional detailed categorizations.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund's fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives are reported in the Statement of Assets and Liabilities.

†††† See Statement of Securities Sold Short for additional detailed classifications.

51

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018, the amount of securities transferred between levels equals fair value of exchange traded equity securities reported as Level 2 in the table above. At October 31, 2017, there were no transfer between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are considered “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At October 31, 2018, Dreyfus Alternative Diversifier Strategies Fund, an affiliate of the fund, held 7,296,451 Class Y shares representing approximately 38% of the fund’s net assets.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by

52

capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $5,925,570 and unrealized appreciation $5,085,762. In addition, the fund deferred for tax purposes late year ordinary losses of $929,797 to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal period ended October 31, 2018 and October 31, 2017 were as follows: ordinary income $2,248,932 and $0, and long-term capital gains $2,013,330 and $0, respectively.

(g) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15,

53

NOTES TO FINANCIAL STATEMENTS (continued)

2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2018, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 2.00% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus had contractually agreed, from November 1, 2017 through March 1, 2018, to waive receipt of its fees and/or assume the expenses of the fund, so that the expenses of none of classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, dividend and interest expenses on securities sold short, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceeded 2.00% of the value of the fund’s average daily net assets. Dreyfus has contractually agreed, from March 2, 2018 through March 1, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of classes (excluding certain expenses as described above) exceed 1.90% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $703,852 during the period ended October 31, 2018.

Pursuant to a Portfolio Allocation Management Agreement between Dreyfus and EACM, Dreyfus pays EACM a monthly fee at an annual percentage of the value of the fund’s average daily net assets.

Pursuant to separate sub-investment advisory agreement between Dreyfus and Sirios, Ramius, Three Bridges, CRM, Dalton and Gotham, each serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays each sub-investment advisor a monthly fee at an annual percentage of the value of the fund’s average daily net assets allocated to the respective sub-investment advisor.

54

Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended October 31, 2018, the Distributor retained $1,222 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2018, Class C shares were charged $958 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2018, Class A and Class C shares were charged $404 and $319, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested

55

NOTES TO FINANCIAL STATEMENTS (continued)

persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2018, the fund was charged $1,370 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2018, the fund was charged $119,173 pursuant to the custody agreement. These fees were partially offset by earnings credits of $103,873.

During the period ended October 31, 2018, the fund was charged $28,154 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $466,448, Distribution Plan fees $84, Shareholder Services Plan fees $62, custodian fees $50,000, Chief Compliance Officer fees $9,224 and transfer agency fees $383, which are offset against an expense reimbursement currently in effect in the amount of $111,043.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, futures, options transactions, forward contracts and swap agreements, during the period ended October 31, 2018 were as follows:

56

	Purchases ($)	Sales ($)
Long transactions	509,634,349	584,333,208
Short sale transactions	404,362,289	499,056,580
Total	913,996,638	1,083,389,788

Short Sales: The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian of permissible liquid assets sufficient to cover its short positions. Securities Sold Short at October 31, 2018 and their related market values and proceeds, are set forth in the Statement of Securities Sold Short.

The fund is liable for any dividends payable on securities while those securities are in a short position. Dividends declared on short positions are recorded on the ex-dividend date and recorded as an expense in the Statement of Operations. The fund is charged a securities loan fee in connection with short sale transactions which is recorded as interest on securities sold short in the Statement of Operations.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2018 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the

57

NOTES TO FINANCIAL STATEMENTS (continued)

market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2018 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of of equities or as a substitute for an investment. The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The

58

maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at October 31, 2018 are set forth in the Statement of Options Written.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2018 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the

59

NOTES TO FINANCIAL STATEMENTS (continued)

return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the counterparty, respectively. Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Total return swaps at October 31, 2018 are set forth in the Statement of Swap Agreements.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

60

Fair value of derivative instruments as of October 31, 2018 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Equity risk	874,743	[1,2,3]	Equity risk	(382,542)	[1,2,4]
Foreign exchange risk	6,657,918	[5]	Foreign exchange risk	(3,539,088)	[5]
Gross fair value of derivative contracts	7,532,661			(3,921,630)

Statement of Assets and Liabilities location:
[1] Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2] Unrealized appreciation (depreciation) on swap agreements.
[3] Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[4] Outstanding options written, at value.
[5] Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2018 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Equity	269,014		(709,645)		-		463,883		23,252
Foreign exchange	-		-		248,223		-		248,223
Total	269,014		(709,645)		248,223		463,883		271,475

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Equity	1,307,733		451,519		-		(825,869)		933,383
Foreign exchange	-		-		2,390,424		-		2,390,424
Total	1,307,733		451,519		2,390,424		(825,869)		3,323,807

Statement of Operations location:
[1] Net realized gain (loss) on futures.
[2] Net realized gain (loss) on options transactions.
[3] Net realized gain (loss) on forward foreign currency exchange contracts.
[4] Net realized gain (loss) on swap agreements.
[5] Net unrealized appreciation (depreciation) on futures.
[6] Net unrealized appreciation (depreciation) on options transactions.
[7] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8] Net unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and

61

NOTES TO FINANCIAL STATEMENTS (continued)

liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2018, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	344,067	(13,434)
Options	148,741	(55,000)
Forward contracts	6,657,918	(3,539,088)
Swaps	381,935	(314,108)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	7,532,661	(3,921,630)
Derivatives not subject to
Master Agreements	(492,808)	70,818
Total gross amount of assets
and liabilities subject to
Master Agreements	7,039,853	(3,850,812)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2018:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Morgan Stanley	7,039,853		(3,850,812)	(3,189,041)		-

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Morgan Stanley	(3,850,812)		3,850,812	-		-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

62

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2018:

Average Market Value ($)
Equity futures	29,691,662
Equity options contracts	1,929,034
Forward contracts	127,544,593

The following summarizes the average notional value of swap agreements outstanding during the period ended October 31, 2018:

Average Notional Value ($)
Equity total return swap agreements	42,135,204

At October 31, 2018, the cost of investments for federal income tax purposes was $192,538,166; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $2,079,999, consisting of $14,037,113 gross unrealized appreciation and $11,957,114 gross unrealized depreciation.

NOTE 5—Plan of Liquidation:

On September 24, 2018, the Board approved a Plan of Liquidation (the “Plan”). The Plan provides for the liquidation of the fund, the pro rata distribution of the assets of the fund to its shareholders and the closing of fund shareholder accounts (the “Liquidation”). The Liquidation of the fund occurred on November 30, 2018. Accordingly, effective October 26, 2018, the fund is closed to any investments for new accounts.

63

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Dreyfus BNY Mellon Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Select Managers Long/Short Fund (the “Fund”), a series of Dreyfus BNY Mellon Funds, Inc., including the statements of investments, securities sold short, investments in affiliated issuers, futures, options written, forward foreign currency exchange contracts and swap agreements, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or period in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

Emphasis of Matter

As discussed in Note 5 to the financial statements, the Fund’s Board of Directors approved a plan of liquidation on September 24, 2018. Our opinion is not modified with respect to this matter.

We have served as the auditor of one or more Dreyfus Corporation investment companies since 1994.

New York, New York
December 28, 2018

64

IMPORTANT TAX INFORMATION (Unaudited)

The fund reports the maximum amount allowable but not less than $.0564 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0630 as a short-term capital gain dividend paid on December 22, 2017 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

65

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)
Chairman of the Board (1999)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 124

———————

Francine J. Bovich (67)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate trust, Director (2014-present)

No. of Portfolios for which Board Member Serves: 72

———————

Kenneth A. Himmel (72)
Board Member (1994)
Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 25

———————

66

Stephen J. Lockwood (71)
Board Member (1994)
Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 25

———————

Roslyn M. Watson (69)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 58

———————

Benaree Pratt Wiley (72)
Board Member (1998)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 79

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

67

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 124 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 31 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, from March 2013 to December 2017, Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

68

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 149 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 143 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

69

For More Information

Dreyfus Select Managers Long/Short Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Portfolio Allocation Manager

EACM Advisors LLC
200 Connecticut Avenue
Norwalk, CT 06854-1958

Sub-Investment Adviser

Sirios Capital Management, L.P.
One International Place
Boston, MA 02110

Ramius Advisors, LLC
599 Lexington Avenue 30th Floor
New York, NY 10022

Three Bridges Capital, LP

810 Seventh Avenue, 32nd Floor
New York, NY 10019

Cramer Rosenthal McGlynn, LLC
520 Madison Avenue, 20th Floor
New York, NY 10022

Dalton Investments LLC
1601 Cloverfield Boulevard
Suite 5050N
Santa Monica, CA 90404

Gotham Asset Management LLC
535 Madison Ave
30th Floor
New York, NY 10022-4231

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	ClassA: DBNAX Class C: DBNCX Class I: DBNIX Class Y: DBNYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6250AR1018

Dreyfus Yield Enhancement Strategy Fund

ANNUAL REPORT October 31, 2018

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Yield Enhancement Strategy Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Yield Enhancement Strategy Fund, covering the 12-month period from November 1, 2017 through October 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Markets began the reporting period on solid footing as major global economies experienced above-trend growth across the board. In the United States, the Federal Reserve continued to move away from its accommodative monetary policy while other major central banks also began to consider monetary tightening. In the equity markets, both U.S. and non-U.S. markets enjoyed an upward trend, though investor concerns about volatility and inflation later began to weigh on returns. Interest rates rose across the curve, putting pressure on bond prices.

Later in the reporting period, global growth trends began to diverge. While a strong economic performance continued to bolster U.S. equity markets, slower growth and political concerns pressured markets in the Eurozone. Emerging markets also came under pressure as weakness in their currencies added to investors’ uneasiness. Fixed income markets continued to struggle as interest rates rose; the yield on the benchmark 10-year Treasury bond surged late in the reporting period, but growing investor concerns about global growth helped keep it from rising further.

Despite continuing doubts regarding trade, U.S. inflationary pressures, and global growth, we are optimistic that the U.S. economy will remain strong in the near term. However, we will stay attentive to signs that signal potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
November 15, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2017 through October 31, 2018, as provided by Jeffrey M. Mortimer, CFA, and Caroline Lee-Tsao, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2018, Dreyfus Yield Enhancement Strategy Fund’s Class A shares produced a total return of 0.83%, Class C shares returned 0.02%, Class I shares returned 1.20%, and Class Y shares returned 1.23%.1 In comparison, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Barclays Agg Index”) produced a total return of -2.05% for the same period, and the Lipper Alternative Credit Focus Funds Index (the “Index”) produced a total return of 0.09% for the same period.2

U.S. bonds lost a degree of value over the reporting period due to rising interest rates, and international bond markets also posted modestly negative total returns. The combination of strong U.S. growth, higher U.S. rates and an associated strong dollar made the period difficult for emerging-market assets. The fund generally produced higher returns than the Barclays Agg Index and the Index, largely due to its exposure to higher-yielding bond market sectors.

The Fund’s Investment Approach

The fund seeks high current income. To pursue its goal, it normally allocates its assets across fixed-income investment strategies. The fund is designed to complement and diversify traditional bond portfolios. The fund normally allocates its assets among other investment companies (underlying funds) that employ various fixed-income investment strategies, including those focusing on domestic and foreign corporate bonds, high yield securities (“junk” bonds), senior loans, emerging-market debt, municipal securities and Treasury Inflation-Protected Securities (TIPS).

The Dreyfus Corporation determines the fund’s asset allocation to the fixed-income investment strategies and sets the investment ranges using fundamental and quantitative analysis, and its economic and financial markets outlook. Underlying funds are selected based on their investment objectives and management policies, investment strategies and portfolio holdings, risk/reward profiles, historical performance, and other factors. As of October 31, 2018, the fund held investments in: BNY Mellon Corporate Bond Fund, BNY Mellon Municipal Opportunities Fund, Dreyfus Floating Rate Income Fund, Dreyfus High Yield Fund, Dreyfus Global Dynamic Bond Income Fund, and TCW Emerging Markets Income Fund.

Rising Interest Rates Dampened Bond Market Returns

U.S. bonds lost a degree of value over the reporting period as the Federal Reserve Board raised short-term interest rates four times and continued to unwind its balance sheet. Treasury yields rose, and spreads on investment-grade corporate

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

bonds also widened. As global growth trends began to diverge, with the U.S. economy remaining strong and certain other developed markets weakening, risk premiums for higher-yielding credit sectors narrowed through most of the reporting period.

The global economic backdrop became challenging late in the reporting period in part because the trade dispute between the U.S. and a number of its important trading partners intensified. In addition, some central banks followed the example of the U.S. by raising short-term interest rates.

The combination of strong U.S. growth, higher U.S. rates and an associated strong dollar made the period difficult for emerging market assets. Currency weakness against the greenback was noticeable – especially in countries such as Argentina that had their own specific economic problems. While the fundamentals for most of the emerging market countries were little changed, difficulties in countries like Turkey led to confidence-related contagion effects across the investment space.

Toward the end of the reporting period, political issues became more important, especially in Europe. Fiscal problems in Italy and difficulties in the negotiations between the European Union and the U.K. regarding Brexit weighed on returns.

Underlying Funds Produced Mixed Results

The fund’s performance compared to the Index was bolstered during the reporting period from its investment in BNY Mellon Municipal Opportunities Fund, which benefited from successful security selection among securities with longer maturities and lower credit ratings. A position in Dreyfus Floating Rate Income Fund also contributed positively to performance; it benefited from an overweight position to lower-quality loans. Overall fund performance also was helped by its exposure to high yield bonds.

Detracting from performance was a position in TCW Emerging Markets Income Fund, which was hindered by security selection in Argentina and by an underweight to China. A position in BNY Mellon Corporate Bond Fund also detracted from the fund’s return; its performance was inhibited by certain holdings of interest-rate sensitive debt in markets where interest rates were rising.

In November 2017, we liquidated the fund’s position in Dreyfus Emerging Markets Debt U.S. Dollar Fund, which ceased operations, and redeployed those assets to a new investment in TCW Emerging Markets Income Fund. In February 2018, we shifted some assets from Dreyfus High Yield Fund to Dreyfus Floating Rate Income Fund to protect the fund from rising interest rates. We also added to the fund’s position in Dreyfus Global Dynamic Bond Fund in an attempt to adopt a somewhat more defensive investment posture.

4

Positioning the Portfolio for Changing Interest Rates

We expect the global economic expansion to persist, increasing the likelihood that interest rates will rise as central banks continue to move away from the aggressively accommodative monetary policies of the past decade. We also have taken note of recent heightened volatility in emerging markets in response to political developments in the U.S. Therefore, we have maintained the fund’s overweight exposure to market sectors that tend to be less sensitive to changing interest rates.

November 15, 2018

1  Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charges. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Past performance is no guarantee of future results.

2  Source: Lipper Inc. — The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). The Lipper Alternative Credit Focus Funds Index consists of funds that, by prospectus language, invest in a wide range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling trying to benefit from any changes in credit quality, credit spreads, and market liquidity. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity. These risks are generally greater with emerging market countries than with more economically and politically established foreign countries.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

The underlying funds’ underlying strategies may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The ability of the fund to achieve its investment goal depends, in part, on the ability of Dreyfus to effectively allocate the fund’s assets among the investment strategies and the underlying funds.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus Yield Enhancement Strategy Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Bloomberg Barclays U.S. Aggregate Bond Index and Lipper Alternative Credit Focus Funds Index

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Yield Enhancement Strategy Fund on 3/7/14 (inception date) to a $10,000 investment made in the Bloomberg Barclays U.S. Aggregate Bond Index and Lipper Alternative Credit Focus Funds Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). The Lipper Alternative Credit Focus Funds Index consists of funds that, by prospectus language, invest in a wide range of credit structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling trying to benefit from any changes in credit quality, credit spreads, and market liquidity. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/18
	Inception Date	1 Year	From Inception
Class A shares
with maximum sales charge (4.50%)	3/7/14	-3.68%	1.80%
without sales charge	3/7/14	0.83%	2.81%
Class C shares
with applicable redemption charge †	3/7/14	-0.95%	1.99%
without redemption	3/7/14	0.02%	1.99%
Class I shares	3/7/14	1.20%	3.10%
Class Y shares	3/7/14	1.23%	3.16%
Bloomberg Barclays U.S. Aggregate Bond Index	2/28/14	-2.05%	1.74%	††
Lipper Alternative Credit Focus Funds Index	2/28/14	0.09%	1.30%	††

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

††  For comparative purposes, the value of each index on 2/28/14 is used as the beginning value on 3/7/14.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Yield Enhancement Strategy Fund from May 1, 2018 to October 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2018
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$1.92	$7.47	$.46	$.30
Ending value (after expenses)	$1,007.30	$1,002.10	$1,009.60	$1,008.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2018
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$1.94	$7.53	$.46	$.31
Ending value (after expenses)	$1,023.29	$1,017.74	$1,024.75	$1,024.90

† Expenses are equal to the fund’s annualized expense ratio of .38% for Class A, 1.48% for Class C, .09% for Class I and .06% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
October 31, 2018

Description	Shares		Value ($)
Investment Companies - 100.2%
Domestic Fixed Income - 54.9%
BNY Mellon Corporate Bond Fund, Cl. M	3,471,437	[a]	42,802,819
Dreyfus Floating Rate Income Fund, Cl. Y	11,697,086	[a]	140,365,028
Dreyfus High Yield Fund, Cl. I	8,877,523	[a]	53,265,139
			236,432,986
Foreign Equity - 3.3%
TCW Emerging Markets Income Fund, Cl. I	1,838,332		14,283,842
Foreign Fixed Income - 7.6%
Dreyfus Global Dynamic Bond Income Fund	2,712,622	[a]	32,795,598
Municipal Bond - 34.4%
BNY Mellon Municipal Opportunities Fund, Cl. M	11,457,001	[a]	148,024,455
Total Investments (cost $439,113,304)	100.2%		431,536,881
Liabilities, Less Cash and Receivables	(.2%)		(956,473)
Net Assets	100.0%		430,580,408

a Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	100.2
100.2

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 10/31/17 ($)	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)
BNY Mellon Corporate Bond Fund, Cl. M	43,882,227	5,897,310	4,722,736	49,508
BNY Mellon Municipal Opportunities Fund, CI. M	133,599,861	16,594,783	-	-
Dreyfus Emerging Markets Debt U.S. Dollar Fund, CI. Y	14,193,729	61,774	14,166,195	1,308,301
Dreyfus Floating Rate Income Fund, CI. Y	98,044,431	43,697,037	-	-
Dreyfus Global Dynamic Bond Income Fund, CI. Y	27,456,618	5,786,298	-	-
Dreyfus High Yield Fund, CI. I	143,156,856	16,654,945	100,046,384	(6,843,948)
Total	460,333,722	88,692,147	118,935,315	(5,486,139)

Registered Investment Companies	Change in Net Unrealized Appreciation (Depreciation) ($)	Value 10/31/18 ($)	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Corporate Bond Fund, Cl. M	(2,303,490)	42,802,819	9.9	1,567,130
BNY Mellon Municipal Opportunities Fund, CI. M	(2,170,189)	148,024,455	34.4	4,737,769
Dreyfus Emerging Markets Debt U.S. Dollar Fund, CI. Y	(1,397,609)	-	-	61,774
Dreyfus Floating Rate Income Fund, CI. Y	(1,376,440)	140,365,028	32.6	5,336,382
Dreyfus Global Dynamic Bond Income Fund, CI. Y	(447,318)	32,795,598	7.6	542,826
Dreyfus High Yield Fund, CI. I	343,670	53,265,139	12.4	5,951,841
Total	(7,351,376)	417,253,039	96.9	18,197,722

† Includes reinvested dividends/distributions.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	15,688,541	14,283,842
Affiliated issuers	423,424,763	417,253,039
Cash		1,070,263
Dividends receivable		871,400
Receivable for shares of Common Stock subscribed		194,983
Receivable for investment securities sold		13,000
Prepaid expenses		13,466
		433,699,993
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		7,861
Payable for shares of Common Stock redeemed		2,163,095
Payable for investment securities purchased		876,430
Directors fees and expenses payable		1,717
Interest payable—Note 2		783
Accrued expenses and other liabilities		69,699
		3,119,585
Net Assets ($)		430,580,408
Composition of Net Assets ($):
Paid-in capital		450,511,487
Total distributable earnings (loss)		(19,931,079)
Net Assets ($)		430,580,408

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	1,026,575	24,038	9,264,298	420,265,497
Shares Outstanding	85,386	2,000	768,966	34,909,131
Net Asset Value Per Share ($)	12.02	12.02	12.05	12.04

See notes to financial statements.

11

STATEMENT OF OPERATIONS

Year Ended October 31, 2018

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	876,655
Affiliated issuers	18,088,693
Interest	1,329
Total Income	18,966,677
Expenses:
Professional fees	94,219
Registration fees	62,890
Directors’ fees and expenses—Note 3(d)	34,277
Chief Compliance Officer fees	12,797
Prospectus and shareholders’ reports	11,967
Loan commitment fees—Note 2	8,063
Shareholder servicing costs—Note 3(c)	5,256
Interest expense—Note 2	1,537
Custodian fees—Note 3(c)	610
Distribution fees—Note 3(b)	183
Miscellaneous	20,357
Total Expenses	252,156
Less—reduction in fees due to earnings credits—Note 3(c)	(610)
Net Expenses	251,546
Investment Income—Net	18,715,131
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Affiliated issuers	(5,486,139)
Capital gain distributions from affiliated issuers	109,029
Net Realized Gain (Loss)	(5,377,110)
Net unrealized appreciation (depreciation) on investments:
Unaffiliated issuers	(327,620)
Affiliated issuers	(7,351,376)
Net Unrealized Appreciation (Depreciation)	(7,678,996)
Net Realized and Unrealized Gain (Loss) on Investments	(13,056,106)
Net Increase in Net Assets Resulting from Operations	5,659,025

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2018	2017	[a]
Operations ($):
Investment income—net	18,715,131	17,975,970
Net realized gain (loss) on investments	(5,377,110)	(437,740)
Net unrealized appreciation (depreciation) on investments	(7,678,996)	2,540,439
Net Increase (Decrease) in Net Assets Resulting from Operations	5,659,025	20,078,669
Distributions ($):
Distributions to shareholders:
Class A	(28,661)	(9,223)
Class C	(767)	(996)
Class I	(275,253)	(89,130)
Class Y	(18,996,217)	(17,155,682)
Total Distributions	(19,300,898)	(17,255,031)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	715,571	268,453
Class I	8,616,334	6,873,469
Class Y	82,730,882	105,396,858
Distributions reinvested:
Class A	24,898	5,734
Class C	-	377
Class I	244,641	77,667
Class Y	1,987,366	1,924,810
Cost of shares redeemed:
Class A	(118,871)	(4,087)
Class C	-	(25,305)
Class I	(5,135,278)	(1,793,552)
Class Y	(107,740,862)	(75,797,990)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(18,675,319)	36,926,434
Total Increase (Decrease) in Net Assets	(32,317,192)	39,750,072
Net Assets ($):
Beginning of Period	462,897,600	423,147,528
End of Period	430,580,408	462,897,600

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2018	2017	[a]
Capital Share Transactions (Shares):
Class A
Shares sold	58,618	21,845
Shares issued for distributions reinvested	2,047	467
Shares redeemed	(9,811)	(333)
Net Increase (Decrease) in Shares Outstanding	50,854	21,979
Class C
Shares issued for distributions reinvested	-	31
Shares redeemed	-	(2,064)
Net Increase (Decrease) in Shares Outstanding	-	(2,033)
Class Ib
Shares sold	705,948	558,634
Shares issued for distributions reinvested	20,067	6,308
Shares redeemed	(419,817)	(145,804)
Net Increase (Decrease) in Shares Outstanding	306,198	419,138
Class Yb
Shares sold	6,776,043	8,605,031
Shares issued for distributions reinvested	162,876	157,348
Shares redeemed	(8,857,760)	(6,199,076)
Net Increase (Decrease) in Shares Outstanding	(1,918,841)	2,563,303

[a] Distributions to shareholders include only distributions from net investment income. Undistributed investment income—net was $1,905,358 in 2017 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[b] During the period ended October 31, 2018, 291,566 Class Y shares representing $3,547,650 were exchanged for 291,331 Class I shares and during the period ended October 31, 2017, 235,319 Class Y shares representing $2,892,898 were exchanged for 235,134 Class I shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended October 31,
	2018	2017	2016	2015	2014	[a]
Per Share Data ($):
Net asset value, beginning of period	12.39	12.32	12.21	12.65	12.50
Investment Operations:
Investment income—net[b]	.45	.45	.50	.49	.26
Net realized and unrealized gain (loss) on investments	(.35)	.07	.10	(.48)	.10
Total from Investment Operations	.10	.52	.60	.01	.36
Distributions:
Dividends from investment income—net	(.47)	(.45)	(.49)	(.45)	(.21)
Net asset value, end of period	12.02	12.39	12.32	12.21	12.65
Total Return (%)[c]	.83	4.38	4.98	.10	2.89	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.38	.41	.31	.33	.91	[f]
Ratio of net expenses to average net assets[e]	.38	.41	.31	.33	.43	[f]
Ratio of net investment income to average net assets[e]	3.67	3.63	4.03	3.88	3.18	[f]
Portfolio Turnover Rate	22.78	10.47	16.14	17.13	14.04	[d]
Net Assets, end of period ($ x 1,000)	1,027	428	155	544	27

a From March 7, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Amount does not include the expenses of the underlying funds.

f Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Class C Shares	Year Ended October 31,
	2018	2017	2016	2015	2014	[a]
Per Share Data ($):
Net asset value, beginning of period	12.40	12.31	12.19	12.63	12.50
Investment Operations:
Investment income—net[b]	.35	.35	.38	.37	.20
Net realized and unrealized gain (loss) on investments	(.35)	.05	.13	(.45)	.09
Total from Investment Operations	-	.40	.51	(.08)	.29
Distributions:
Dividends from investment income—net	(.38)	(.31)	(.39)	(.36)	(.16)
Net asset value, end of period	12.02	12.40	12.31	12.19	12.63
Total Return (%)[c]	.02	3.31	4.34	(.66)	2.34	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	1.26	1.37	1.12	1.13	1.65	[f]
Ratio of net expenses to average net assets[e]	1.26	1.37	1.12	1.13	1.16	[f]
Ratio of net investment income to average net assets[e]	2.84	2.90	3.18	2.96	2.43	[f]
Portfolio Turnover Rate	22.78	10.47	16.14	17.13	14.04	[d]
Net Assets, end of period ($ x 1,000)	24	25	50	24	25

a From March 7, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Amount does not include the expenses of the underlying funds.

f Annualized.

See notes to financial statements.

16

Class I Shares	Year Ended October 31,
	2018	2017	2016	2015	2014	[a]
Per Share Data ($):
Net asset value, beginning of period	12.41	12.34	12.22	12.66	12.50
Investment Operations:
Investment income—net[b]	.48	.47	.48	.50	.23
Net realized and unrealized gain (loss) on investments	(.33)	.08	.15	(.46)	.15
Total from Investment Operations	.15	.55	.63	.04	.38
Distributions:
Dividends from investment income—net	(.51)	(.48)	(.51)	(.48)	(.22)
Net asset value, end of period	12.05	12.41	12.34	12.22	12.66
Total Return (%)	1.20	4.66	5.22	.33	3.08	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.08	.11	.19	.15	.54	[e]
Ratio of net expenses to average net assets[d]	.08	.11	.19	.15	.15	[e]
Ratio of net investment income to average net assets[d]	3.99	3.85	4.16	4.05	3.85	[e]
Portfolio Turnover Rate	22.78	10.47	16.14	17.13	14.04	[c]
Net Assets, end of period ($ x 1,000)	9,264	5,742	538	250	193

a From March 7, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c Not annualized.

d Amount does not include the expenses of the underlying funds.

e Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Class Y Shares	Year Ended October 31,
	2018	2017	2016	2015	2014	[a]
Per Share Data ($):
Net asset value, beginning of period	12.40	12.33	12.21	12.65	12.50
Investment Operations:
Investment income—net[b]	.50	.50	.52	.51	.29
Net realized and unrealized gain (loss) on investments	(.35)	.06	.12	(.46)	.09
Total from Investment Operations	.15	.56	.64	.05	.38
Distributions:
Dividends from investment income—net	(.51)	(.49)	(.52)	(.49)	(.23)
Net asset value, end of period	12.04	12.40	12.33	12.21	12.65
Total Return (%)	1.23	4.72	5.37	.42	3.02	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.05	.05	.05	.06	.13	[e]
Ratio of net expenses to average net assets[d]	.05	.04	.05	.06	.10	[e]
Ratio of net investment income to average net assets[d]	4.06	4.11	4.28	4.05	3.67	[e]
Portfolio Turnover Rate	22.78	10.47	16.14	17.13	14.04	[c]
Net Assets, end of period ($ x 1,000)	420,265	456,703	422,405	409,077	331,526

a From March 7, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c Not annualized.

d Amount does not include the expenses of the underlying funds.

e Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Yield Enhancement Strategy Fund (the “fund”) is a separate diversified series of Dreyfus BNY Mellon Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek high current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2018, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class C shares of the fund.

19

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

Investments are valued at the net asset value of each underlying fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2018 in valuing the fund’s investments:

Assets ($)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Investments in Securities:
Investment Companies†	431,536,881	-	-	431,536,881

† See Statement of Investments for additional detailed categorizations.

At October 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable

21

NOTES TO FINANCIAL STATEMENTS (continued)

provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,428,078, accumulated capital losses $11,633,093 and unrealized depreciation $9,726,064.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2018. The fund has $2,794,585 of short-term capital losses and $8,838,508 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2018 and October 31, 2017 were as follows: ordinary income $14,662,110 and $13,086,790, and tax-exempt income $4,638,788 and $4,168,241, respectively.

(f) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

22

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2018 was approximately $44,400 with a related weighted average annualized interest rate of 3.46%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, there is no management fee paid to Dreyfus. The fund may invest in other affiliated mutual funds advised by Dreyfus and unaffiliated open-end funds, closed-end funds and exchange-traded funds. All fees and expenses of the underlying funds are reflected in the underlying fund’s net asset value.

During the period ended October 31, 2018, the Distributor retained $42 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2018, Class C shares were charged $183 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2018, Class A and Class C shares were charged $1,964 and $61, respectively, pursuant to the Shareholder Services Plan.

23

NOTES TO FINANCIAL STATEMENTS (continued)

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2018, the fund was charged $1,749 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2018, the fund was charged $610 pursuant to the custody agreement. These fees were offset by earnings credits of $610.

During the period ended October 31, 2018, the fund was charged $12,797 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: Distribution Plan fees $16, Shareholder Services Plan fees $232, custodian fees $3,410, Chief Compliance Officer fees $4,193 and transfer agency fees $10.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2018, amounted to $104,380,687 and $118,935,314, respectively.

24

At October 31, 2018, the cost of investments for federal income tax purposes was $441,262,945; accordingly, accumulated net unrealized depreciation on investments was $9,726,064, consisting of all gross unrealized depreciation.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Dreyfus BNY Mellon Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Yield Enhancement Strategy Fund (the “Fund”), a series of Dreyfus BNY Mellon Funds, Inc., including the statements of investments and investments in affiliated issuers, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or period in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received, and confirmation of fund of funds investments with transfer agents. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus Corporation investment companies since 1994.

New York, New York
December 28, 2018

26

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $14,662,114 as ordinary income dividends paid during the year ended October 31, 2018 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended October 31, 2018 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2019 of the percentage applicable to the preparation of their 2018 income tax returns. Also, in accordance with federal tax law, the fund hereby reports $4,638,788 as “exempt-interest dividends paid” during its fiscal year ended October 31, 2018. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s tax-exempt dividends paid for the 2018 calendar year on Form 1099-DIV, which will be mailed in early 2019.

27

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)
Chairman of the Board (1999)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 124

———————

Francine J. Bovich (67)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate trust, Director (2014-present)

No. of Portfolios for which Board Member Serves: 72

———————

Kenneth A. Himmel (72)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 25

———————

28

Stephen J. Lockwood (71)
Board Member (1994)
Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 25

———————

Roslyn M. Watson (69)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 58

———————

Benaree Pratt Wiley (72)
Board Member (1998)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 79

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

29

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 124 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 31 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, from March 2013 to December 2017, Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

30

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since July 2007.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 149 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 143 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

31

NOTES

32

NOTES

33

For More Information

Dreyfus Yield Enhancement Strategy Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DABMX Class C: DABLX Class I: DABKX Class Y: DABJX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6327AR1018

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $170,975 in 2017 and $127,410 in 2018.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $26,730 in 2017 and $20,920 in 2018. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $15,900 in 2017 and $13,060 in 2018. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2017 and $0 in 2018.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2017 and $0 in 2018.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $20,070,000 in 2017 and $3,635,000 in 2018.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus BNY Mellon Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 2, 2019

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    January 2, 2019

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)